                                                            Exhibit 10.45




                            TABLE OF CONTENTS

-------------------------------------------------------------------------

Section      Title                                                 Page



1            Recognition and Scope                                   1
2            Definitions                                             3
3            Compensation                                            4
4            Hours of Work, Holiday and Vacations                    6
5            Qualification Flights                                   9
6            Expenses                                               10
7            Sick Leave                                             11
8            Probationary Period                                    13
9            Leave of Absence                                       14
10           Seniority                                              16
11           Filling of Vacancies                                   18
12           Furlough pay                                           21
13           Job Security and Severance                             23
14           Investigation and Discipline                           25
15           System Board of Adjustment                             27
16           General                                                30
17           Union Security                                         36
18           Duration of Agreement                                  41
             Letters of Agreement 1 - 19                            42
             Participative Management                               77












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
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                               AGREEMENT

                                between

                       TRANS WORLD AIRLINES, INC.

                                  and

                     FLIGHT DISPATCH OFFICERS AND
                   ASSISTANT FLIGHT DISPATCH OFFICERS

                            in the employ of

                       TRANS WORLD AIRLINES, INC.

                           as represented by

              TRANSPORT WORKERS UNION OF AMERICA, AFL-CIO

This Agreement is made and entered into in accordance with the provisions of Title II of the Railway Labor Act, as amended by and between TRANS WORLD AIRLINES, INC., hereinafter known as the "Company", and the FLIGHT DISPATCH OFFICERS AND ASSISTANT FLIGHT DISPATCH OFFICERS in the service of TRANS WORLD AIRLINES, INC., who are represented by the TRANSPORT WORKERS UNION OF AMERICA, AFL-CIO, hereinafter known as the "Union".

                               SECTION 1

                         RECOGNITION AND SCOPE

(A)     Recognition

        The Union is recognized by the Company, in accordance with Certification Case R-3653 by the National Mediation Board dated February 7, 1964, as sole and exclusive bargaining agent with respect to rates of pay, rules and working conditions of Flight Dispatch Officers In the employ of the Company working within the United States and its territorial possessions, and those who may be temporarily transferred by the Company to foreign stations.

(B)     Scope

    (1) Flight Dispatch Officers are TWA employees who hold a currently effective FAA Aircraft Dispatcher Certificate. Flight Dispatch Officers plan for the safe and efficient operation of each TWA flight. Each Flight Dispatch Officer is directly responsible for the operation of a number of flights assigned to his/her control. Each individual flight is issued a Dispatch Release by the controlling Flight Dispatch Officer. The Dispatch Release specifies conditions under which a flight is required to operate such as fuel required, alternate airports, and any aircraft restriction. Before a Dispatch Release is issued, the Flight Dispatch Officer must determine the suitability of weather, traffic and field conditions, airways, facilities and any other factor that could affect the flight. After a flight departs, the Flight Dispatch Officer must monitor its, progress and, together with the Captain, "manage" the flight until arrival at destination.



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    (2) In the performance of the above, the Flight
        Dispatch Officer will give full consideration to economic factors and operating cost and release the flight in the most economical profile that insures a safe and reliable operation.

    (3) It is understood and agreed that this Agreement covers the performance of the Dispatch function as described above and the furnishing of the Dispatch facility by the Company. The provisions of this Agreement shall be binding upon any successor or merged company or companies, or any successor in the control of the Company, unless and until changed in accordance with the provisions of the Railway Labor Act. In the event of a proposed change in the method of performance of the Dispatch function or facility, the Union and the Company will meet to negotiate proper provisions for the protection of the position and seniority of employees covered herein.

(C) In the event of any sale of routes that would result in a layoff of Flight Dispatch Officers, provided this Agreement is in effect, the Company will use good faith reasonable efforts to obtain employment for such Flight Dispatch Officers with the acquiring airline and, to the extent practicable, reflecting TWA seniority.








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

                             SECTION 2

                            DEFINITIONS

(A) The term "Flight Dispatch Officer," as used herein shall mean an employee who holds a currently effective Aircraft Dispatcher's Certificate issued by the Federal Aviation Administration, Department of Transportation, United States of America, and who is regularly assigned by the Company to be in charge of , and while on duty to be responsible for, the conduct of dispatch operations in his/her area, as described by the Federal Aviation Regulations and the Company's Flight Operations Policy Manual, as they may be hereafter amended with regard to the safety and efficiency of flight operations.

(B) The term "Assistant Flight Dispatch Officer," as used herein, shall mean an employee who holds a currently effective Aircraft Dispatcher's Certificate issued by the Federal Aviation Administration, Department of Transportation, United States of America, who is assigned by the Company as an Assistant, and who works under the immediate supervision of a Flight Dispatch Officer while on duty. All Assistant Flight Dispatch Officers shall be required to obtain an Aircraft Dispatcher's Certificate within sixty (60) days after meeting the minimum experience requirements for certification set forth in the Federal Aviation Regulations. In case the above is not complied with, the subject employee may be released without regard to seniority.

(C) The term "Relief Flight Dispatch Officer," as used herein, shall mean a Flight Dispatch Officer who holds a permanent position at the domicile and who is required at his/her domicile to work other than the normal work schedule on a pre-planned basis in order to provide qualified relief for Flight Dispatch Officers for vacation, qualification trips and training, and any other abnormality as agreed to by the union on a non-precedent setting case by case basis. The Company will maintain a Relief Flight Dispatch Officer at locations where it is expedient to do so. The position shall be subject to annual local bidding procedures.

(D) The term "temporary vacancy," as used herein, shall mean a Flight Dispatch Officer vacancy that is expected to last for less than six (6) months. All other vacancies shall be considered permanent except as provided in Section 11(A)(3).

(E) The term "special assignment," as used herein, shall mean the assignment of Flight Dispatch Officer to duties in lieu of regular Flight Dispatch Officer activities, but such assignment must be directly related to the dispatch function.

(F) Wherever the term "Flight Dispatch Officer" appears in this Agreement, the provisions of the paragraph in which it appears shall apply to Flight Dispatch Officers, Relief Flight Officers, and Assistant Flight Dispatch Officers, unless otherwise stated.

(G) The term "work cycle," as used herein, shall mean the basic rotation of work days and regular days off established for the annual work period, prior to overlay of such factors as vacations, qualification flights, training, relief schedules, etc.

(H) The term "work schedule'" as used herein, shall mean the specific assignment of individual employees by calendar months to a work cycle adjusted for such factors as vacations, qualification, training relief schedules, etc.




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3/1/99                                                            Page 3

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                             SECTION 3

                            COMPENSATION

(A) Except as otherwise provided herein, hourly rates of pay under the TWA-TWU Agreement shall remain, for the entire term of this agreement as shown as follows:

                      FLIGHT DISPATCH OFFICER


Effective           3/01/99        3/01/01        3/01/03
1st  Year           $ 2,612        $ 2,708        $ 2,824
2nd  Year           $ 2,866        $ 2,979        $ 3,105
3rd  Year           $ 3,180        $ 3,207        $ 3,344
4th  Year           $ 3,439        $ 3,614        $ 3,768
5th  Year           $ 3,641        $ 3,825        $ 3,988
6th  Year           $ 3,838        $ 4,032        $ 4,203
7th  Year           $ 4,039        $ 4,244        $ 4,424
8th  Year           $ 4,732        $ 4,986        $ 5,199
9th  Year           $ 4,886        $ 5,102        $ 5,318
10th Year           $ 5,015        $ 5,241        $ 5,462
11th Year           $ 5,074        $ 5,308        $ 5,532
12th Year           $ 5,153        $ 5,399        $ 5,627

    The formula to be used in calculating the hourly rate of pay for a Flight Dispatch Officer is:

    Monthly Salary/162.0 (Monthly Salary divided by the annualized average number of work hours per month).

    All overtime pay will be based on the hourly rate of pay.

    ASSISTANT FLIGHT DISPATCH OFFICERS

    An employee who is an Assistant Flight Dispatch Officer shall be paid in accordance with his/her seniority at the rate of 74% of the above Flight Dispatch Officer pay scale.

(B) LICENSE PREMIUM

    Effective March 1, 1999, Dispatcher Officers who hold an FAA
    Aircraft Dispatcher's License shall be paid monthly license premiums in accordance with the following schedule:

             MARCH 1, 1999       $  75.00
             MARCH 1, 2000       $ 100.00
             MARCH 1, 2002       $ 150.00

(C) Whenever an employee who has previously held the position of Flight Dispatch Officer is given training at Company request preparatory for upgrading, he/she shall receive his/her Flight Dispatch Officer's compensation for the training period involved. Any changes in licensing, training or qualification requirements by local, State, Federal or Company regulations will obligate the Company to provide any training or qualification to effected employees covered under this Agreement. In any such case the Company shall provide reasonable actual expenses, if applicable,




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
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    and employees shall not be scheduled for such training or
    qualification in excess of normal utilization on their work cycle.

(D) Employees hereunder who are based Alaska or outside the continental United States shall receive, in addition to other compensation provided for herein, Cost of Living Differential, Overseas Service Increment, and Educational Allowance as set out in the Company's manuals. Employees thereunder shall not receive less foreign service benefits than other ground personnel at the station.






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3/1/99                                                            Page 5

                               SECTION 4

                   HOURS OF WORK, HOLIDAY AND VACATIONS

(A) The basic work cycle and schedule for all employees covered under this Agreement shall be six (6) days of work, three (3) days off, six (6) days of work, three (3) days off: six (6) days of work: three (3) days off, with the following exceptions:

    (1) Those employees holding bids or assignments as Relief Flight Dispatch Officers, or on temporary assignment, shall be scheduled as closely as possible to the 6-3 6-3 6-3 pattern, but may be scheduled otherwise if there exists no other alternate due to staffing requirements, provided that no relief or temporary Flight Dispatch Officer shall be scheduled for more than six (6) days of work without an intervening day off and that no shift is scheduled with less than a prior rest period of at least ten (10) hours.

    (2) No Relief or Temporary Flight Dispatch Officer shall be scheduled more than twenty-two (22) out of thirty (30) calendar days.

        The work cycle shall be determined at least sixty (60) days in advance of each calendar year to allow for Relief and vacation bidding. A specific work schedule of one calendar year to be made between local Union Representatives and Management shall be posted at least fifteen (15) days in advance of each calendar month provided, however, that the latter portion of the calendar year is for informational purposes only.

        It is understood that a work schedule containing any change in a Flight Dispatch Officer day(s) off from what would occur under the annual work cycle will not incur any obligation by the Company under Section 4(B), provided it is posted as described above. The starting time of work shifts is recognized as a consideration of the work schedule and will be governed by the needs of the services at each location provided, however, that no shift shall either commence or end between the hours of 0100 and 0500. Flight Dispatch Officers and Assistant Flight Dispatch Officers will be credited with one-half (1/2) hour shift overlap for each shift worked.

        Notwithstanding the above, it is understood that the Flight Dispatchers work schedule and days off may be changed during a given month to permit attendance at training courses, operational meetings or to provide technical assistance, provided that such changes are made with at least fourteen
        (14) days notice, and will not reduce the overall number of days off in a given month unless overtime is paid for any reduction in days off.

(B) It is Understood that no overtime shall be compensated for except when a Flight Dispatch Officer is called to duty by the Company on his scheduled days off or as set forth in paragraph (C) of this Section. Overtime shall be compensated as follows and settlement shall be made on a monthly basis:

    (1) When an employee works on one of his/her scheduled days off, he/she shall be compensated at the rate of one and one-half (1-1/2) times the straight time rate for such days.

    (2) When an employee has already worked one (1) of the days of his/her scheduled days off and is called to duty and works during his/her next consecutive scheduled day(s) off,




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3/1/99                                                            Page 6

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        he/she shall be compensated at the rate of two (2) times the straight time rate for such days(s).

(C) The Company may at it's option fill all or part of any open shift with supervisory personnel or choose to leave any shift(s) uncovered and distribute the workload, before filling all or part of such open shift(s) by using overtime, regardless of the reason such shift was open and regardless of the start time of such shift.

(D) Flight Dispatch Officers attending Company meetings, court or legal proceedings, or required training held at a time other than their regularly assigned work period shall receive overtime compensation for such attendance at the straight time rate, but not less than the equivalent of four (4) hours at straight time rates. This provision will not apply when such attendance is in lieu of any assigned work period.

(E) For employees based in the United States, the following holidays shall be recognized as holidays for employees covered by this
    Agreement: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Floating Holiday, Labor Day, Thanksgiving Day, Christmas Day, and the Employee's Birthday. If Federal Law designates a date other than the calendar date of one of the above listed holidays for observance of the holiday, the date designated by law shall be considered the holiday.

    (1) In the event an Employee's Birthday falls on February 29,
        March 1 shall be observed. If an Employee's Birthday falls on another of the holidays specified above, his/her next following work day shall be considered the holiday.

    (2) An employee required to work on any of the holidays enumerated in this paragraph shall be compensated at the rate of double time and one-half of his / her normal rate of pay. In lieu of receiving compensation at the rate of double time and one-half, the employee may elect to receive an additional day off at his/her regular straight time rate. This election must be made at the time vacations are bid. This election shall be limited to five (5) holidays per calendar year.

    (3) If any of the above holidays falls on an employee's first regularly scheduled day off, the immediately preceding work day, if actually worked, shall be considered as the holiday and the employee shall be compensated for such day at the rate of double time. If any of the above holidays fall on an employee's second or third regularly scheduled day off, the immediately succeeding work day, if actually worked shall be considered as the holiday and the employee shall be compensated for such day at the rate of double time.

    (4) If any of the above holidays occur during an employee's vacation, sick leave, or other excused absence, the employee shall be compensated for the holiday at his/her regular straight time rate, and such day shall not be deducted from his/her vacation or sick leave allowance.

    (5) An employee who is scheduled to work on a holiday and who fails to report for work where such absence is not excused, shall receive no pay for such holiday.

 (F) Benefits for employees hereunder regarding transportation and expenses shall be as set forth in the Company's Management Policy and Procedure Manual, except where such benefits are specifically covered by the terms of the Agreement.

     Excused absences will be granted in accordance with the Policy as found on pages 10.76.01 dated July 1, 1998 and 10.76.02 dated October 3, 1994, in the Company's Management Policy and Procedure Manual, except where such benefits are specifically covered by the terms of this Agreement.


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3/1/99                                                            Page 7

(G) Vacations

    (1) Employees hereunder shall become entitled to and receive vacation allowances in accordance with the following:


             Number of   Less    5 yrs        10 yrs      17 yrs       25 yrs     30 yrs.
               months    than     thru         thru        thru         thru       thru
               worked   5 yrs    9 yrs        16 yrs      24 yrs       29 yrs      over
                  1        1        2            2           3            4          5
                  2        2        3            4           5            6          7
                  3        3        4            6           7            8         10
                  4        4        6            8          10           12         14
                  5        4        6            8          10           12         16
                  6        5        8           10          13           16         20
                  7        6        9           12          15           18         22
                  8        7       11           14          18           22         26
                  9        8       12           16          20           24         29
                 10        9       14           18          23           28         33
                 11        9       14           18          23           28         33
                 12       10       15           20          25           30         35

    (2) At the time vacations are bid,  employees may  defer five
        (5) days of his/her vacation entitlement to be utilized as single vacation days ("DAT"). Such days must be utilized within the calendar year. Requests to utilize DAT days must be made fifteen (15) days in advance of the required publication/posting date of the monthly work schedule. DAT awards will be subject to operational requirements.





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                         SECTION 5

                   QUALIFICATION FLIGHTS

(A) Flight Dispatch Officers shall complete all qualification/ familiarization flights, as may be required by Federal Aviation and Company Regulations. Flight Dispatcher Officers shall be compensated at his/her regular straight time rate for only one
     (1) day if such flight(s) is scheduled by the Company on his/her day(s) off. Flight Dispatch Officers required to complete such qualification/familiarization flights that includes an ocean crossing shall be compensated at his/her regular straight time rate for up to two (2) days if such flight(s) is scheduled by the Company on his/her days off.

(B) During the first five (5) years of employment as a Flight Dispatch Officer such Flight Dispatch Officer may be required to take up to three (3) qualification/familiarization trips each year. Such qualification/familiarization flights shall be taken over a portion of the TWA domestic/international route system as selected by the Director-Flight Dispatch. Flight Dispatch Officers shall be compensated for such qualification/familiarization flights in accordance with paragraph (A) above.

(C) These trips will afford the Flight Dispatch Officer an opportunity to become familiar with TWA's route system and airports as well as obtain cockpit exposure to enhance his/her overall operating knowledge and performance.

(D) The Company will pay reasonable and customary expenses for hotels and meals where required for all Company-authorized qualification/familiarization trips.

(E) After completing qualification/familiarization flights, Flight Dispatch Officers shall have a reasonable rest period before reporting for duty.






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3/1/99                                                            Page 9

                                SECTION 6

                                 EXPENSES

(A) Employees hereunder who are required to travel or who are transferred at the Company's request will be allowed expenses in accordance with Company policy.

(B) Employees hereunder transferring as a result of the exercise of seniority will be allowed expenses in accordance with Company policy governing transfer under such condition, except that such employees will pay their own expenses which are incurred within the continental United States. However, successful bidders at newly established or re-established domiciles and employees transferring from closed domiciles will be considered as transferred at Company request.

(C) Regardless of the above, Flight Dispatch officers transferring through the operation of Section 13, or assigned under the provisions of Section 11, shall be allowed expenses in accordance with Section 6(A) above.

(D)  Flight Dispatch Officers displacing under the provisions of
     Section 11(F) shall be allowed expenses in accordance with Section 6(A) above.

(E) On any transfer involving a geographical change in location, employees hereunder and their immediate families will be furnished transportation in accordance with Company regulations.

(F) U.S. domiciled employees hereunder who are assigned to a relief or temporary assignment at another U.S. station will receive actual reasonable expenses. The Company will furnish upon request, and without charge to vacation pass allotment, to the members of such employee's immediate family, transportation in accordance with Company policy for one round trip from domicile to temporary location during the period of the assignment, whenever such assignment is expected to, or actually does, exceed thirty
     (30) days.



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3/1/99                                                            Page 10

                                SECTION 7

                          SICK LEAVESICK LEAVE

(A) (1) Employees hereunder will be granted pay during sick leave in accordance with the policy is found on Pages 10.74.01 and
          10.74.02 dated October 1, 1998 and 10.74.03 dated April 6, 1993, in the Company's Management Policy and Procedure Manual subject to Sections 9(B),(D),(F), and (G) of this Agreement. Where such Company regulations are inconsistent with any of the following provisions of the Section, the provisions herein shall govern. Sick leave allowance will accrue at the rate of one and one-sixth (1-1/6) work days for each month of compensated service and may accumulate to a maximum of one hundred twenty (120) days.

     (2) A Flight Dispatch Officer eligible for sick leave pursuant to Section 7(A)(1) above and who is paid sick leave allowance for an extended sickness shall, upon his/her return to duty, have any sick leave allowance for which he/she was paid due to such extended sickness restored at the rate of five (5) work days for each month of compensated service after his/her return to duty. For the purposes of this Section 7(A)(2) only, an "extended sickness" is a period of absence from duty due to sickness or injury, for which sick leave is payable, of thirty (30) or more consecutive calendar days commencing with the first day for which sick leave is paid.

(B) When it is necessary for an employee who has completed six (6) months of continuous service to be absent form work because of occupational injury, he/she may be granted sick leave with pay for such absence to the extent that he/she has sick leave allowance accrued at time of sickness. In the event he receives Workmen's Compensation because of such absence, any sick leave pay due for such absence will be deducted by the amount of such Workmen's Compensation received. In such an event, when he/she returns to work, he/she shall have his/her sick leave credit used in connection with such injury restored to the extent that the amount of the compensation offsets the amount of the sick leave pay granted.

(C) (1) A Flight Dispatch Officer eligible for sick leave under this Agreement shall be entitled to four (4) work days off per calendar year on account of death in his/her immediate family.

          Days off under this paragraph shall be deducted from a Flight Dispatch Officer's sick leave credit for the calendar year in which such day is taken.

          When more than one (1) death occurs during the same calendar year, an employee may not draw upon his/her benefits for the succeeding year or years, but may draw upon up to four (4) days of his/her vacation in the current year. In the event an employee has already taken his/her vacation in the current year, such days shall be deducted from the employee's vacation to be taken in the following year.

     (2)  A Flight Dispatch Officer shall also be entitled to three
          (3) work days per calendar year on account of serious illness in his/her immediate family, such days to be deducted from the employee's vacation for that year. In the event an employee has already taken his/her vacation, such days shall be deducted from the employee's vacation to be taken in the following year.

     (3) Immediate family is defined as spouse, child, parent, parent-in-law, foster parent, grandparent, grandchild, brother, sister, brother-in-law, sister-in-law, or ward.

(D) Any Flight Dispatch Officer who becomes sick or injured as a result of having been outside the United States on Company business, due to causes related to his/her occupation or to living and



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3/1/99                                                            Page 11
     health conditions peculiar to the countries in which he/she performed services, shall have his/her necessary hospital, medical, and doctor expenses paid by the Company. If the sickness or injury necessitates treatment or convalescence in the United States, such Flight Dispatch Officer shall be returned by the Company to the United States. This provision shall apply to recurrences of the same sickness or injury so long as the Flight Dispatch Officer shall remain an employee of the Company. For the purpose of this provision, final determination of whether or not the sickness or injury is due to causes related to the countries in which he/she performed services and whether or not the sickness or injury necessitates treatment or convalescence in the United States, shall be made by the Company's Medical Section.

(E) The Company shall provide to each employee hereunder an accounting of his/her accrued sick leave within thirty (30) days of the date of this contract.













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

                                SECTION 8

                           PROBATIONARY PERIOD

(A) An Assistant Flight Dispatch Officer or a Flight Dispatch Officer who has not served as an Assistant Flight Dispatch Officer, will be regarded as a probationary employee for the first twelve (12) months after entering the position. In the event an employee serves in both positions during the first twelve (12) months, the total probationary period shall not exceed twelve (12) months for such combined services.

     Nothing in this Agreement shall be construed to prevent the Company from releasing, furloughing, or re-employing or refusing to re-employ an employee covered by this Agreement during the probationary period, regardless of his/her position on the seniority list, and the Company shall have the right to discharge, discipline or lay off any such employee during the probationary period without cause and without a hearing.

     Time-off duty for reasons of sickness, leave of absence, excused absence, furlough, or discipline will not be credited toward a probationary period.

(B) If an employee is appointed to a Flight Dispatch Officer's position after completion of the twelve (12) month probationary period, he/she will be subject to a qualification period of twelve
     (12) months after entering the position. Prior to completion of such qualification period, the Union may provide the Company with its recommendations concerning such employee's qualifications, which will be considered by the Company. Determination of the employee's qualifications will remain with the Company. Section 14 of this Agreement shall apply to employees covered by this paragraph.








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

                                SECTION 9

                             LEAVE OF ABSENCE

(A) When requirements of the service will permit, an employee hereunder may be granted a leave of absence for a period not in excess of ninety (90) days. When such leaves of absence are granted, the employee shall retain and shall continue to accrue seniority during such ninety (90) day period. Such leave or leaves of absence may by extended upon such terms and conditions as the Company may prescribe in special circumstances and when approved in writing by the Company, provided that seniority shall not accrue during such extended leaves.

(B) After an employee hereunder has used all of his/her sick leave credit under Section 7, subject to the conditions of Section 7(C), he/she may be placed on a leave of absence, effective the last day of his/her sick leave, and as long as the Company carries him on such leave, he/she shall continue to accrue seniority to a maximum of five (5) years. At the expiration of the five (5) year continuous period, the employee may be terminated if he/she has not returned to work. Return to duty shall be as set out in
     (G) hereunder and shall be subject to the condition that all governmental certificates or licenses required for the position are currently valid. An employee on sick leave or medical leave of absence may be periodically required to submit to a physical examination during such leave and prior to return to duty.

     In the case of leaves under this Section occasioned by pregnancy, an employee will be granted a maternity leave of absence upon proper application accompanied by a physician's statement that she is unable to perform her work because of her pregnancy. Such maternity leaves shall include a recovery period of six (6) weeks (42 calendar days) for a normal delivery. If such maternity leave of absence exceeds 42 days beyond delivery date, the employee must furnish a physician's statement that such extension is necessary.

(C) Military leaves of absence for service in the armed forces of the United States shall be handled at the inception and termination as to seniority and right to reinstatement in accordance with applicable law. Return to duty after such leave of absence shall be subject to a reasonable qualifying period not to exceed six (6) months.

(D) An employee on leave of absence shall not engage in military) granted hereunder will be taken with the condition that the governmental certificates or licenses required for the position will be maintained current; otherwise, seniority will accrue only to date that the certificates or licenses expire.

(E) Leaves of absence (other than injury, illness, or military) granted hereunder will be taken with the condition that the governmental certificates or licenses required for the position will be maintained current; otherwise, seniority will accrue only to date that the certificates or licenses expire.

(F) All leaves of absence shall be without pay, and during leaves, credit for length of service will not be given for any purpose except seniority list, as set out in (A) and (B) of this Section.

(G) Immediately after the expiration of a leave of absence (other than a military leave), an employee hereunder will return to work as set out below. Failure to do so will be reason for termination of employment.

     (1) If the position has not been permanently filled by the Company, the returning employee will return to such position. (See Section 11 (A)(3).)

     (2)  If the position has been permanently filled by the Company:


          (a)  Such employee shall bid on any existing vacancy.



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

          (b) If unable to get a position under (a), he/she may elect to displace as set forth in Section 11(F) if this agreement.

(H) Immediately after the expiration of a military leave of absence, an employee hereunder will return to the domicile he/she had at the time the leave started, seniority permitting. If seniority does not permit, he/she shall displace as set out in Section 11
     (F) of this Agreement.

(I) An employee hereunder will be granted a leave of absence to a maximum of three (3) years for full-time employment with the Union. One (1) employee covered by this Agreement may be on such a leave of absence at one time. Request for such leave must be in writing by such employee thirty (30) days prior to the desired beginning of such leave. During such leave, he/she shall retain and accrue seniority and pay longevity credit. Such leaves may be renewed or extended by mutual agreement between the Company and the Union. At the conclusion of the leave, the employee shall return to his former status and domicile, seniority permitting.






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

                               SECTION 10

                                SENIORITY

(A) Seniority shall govern all employees hereunder in case of promotion and demotion, their retention in case of reduction of force, their assignment or reassignment due to expansion or reduction in force, and choice of vacancies, provided that the employee's qualifications are sufficient. In the event a senior Flight Dispatch Officer is not considered sufficiently qualified by the Company, the Company shall furnish to the Flight Dispatch Officer, upon application within (10) days, written reasons therefor. Any requirements for initial, differences, or recurrent training as required by the FAR's or Company regulations shall not apply to "qualifications" as used in this paragraph. This Section shall apply unless otherwise excepted by some other provision in this Agreement.

(B) All employees having seniority under this Agreement shall be shown on the seniority list and where two or more employees have the same seniority their respective places on the seniority list shall be determined by total length of service with the Company and if that is not determinative, listing shall be by age, the eldest listed first.

(C) Seniority shall begin to accrue from the date of appointment to a position covered by this agreement. Seniority shall continue to accrue only for the period that the employee is on pay status with the Company or a position directly associated with the dispatching function, except as provided in Sections 9,11, and 13.

(D) The Seniority List shall be issued by the Company, shall be arranged in numerical order of seniority, and shall be known as the Trans World Airlines, Inc., Flight Dispatch Officers and
     Assistant Flight Dispatch Officers Seniority List.

(E) A copy of the Seniority List shall be posted by the Company at each location where Flight Dispatch Officers or Assistant Flight Dispatch Officers are based. Posting shall be made on January 1 and July 1 of each year. Each employee hereunder shall have a period of thirty (30) days after the posting of the Seniority List in which to advise the Company in writing of any inaccuracies occurring since the last posting which affect his seniority. No protest will be considered after such thirty (30) day period, and the list shall thereafter, for all purposes, be considered final. For any employee who is on an excused absence, leave of absence, sick leave, vacation, or furlough, the thirty (30) day period shall commence on the date the Company sends a copy of the list by registered mail to his last known address or the date he/she returns to duty, whichever is earlier. The Company will investigate all reported inaccuracies and make such adjustments as may be in order. Any adjustment or failure to make an adjustment, with which an employee may be dissatisfied, may be handled as a grievance under Section 14 hereof.

(F) Any employee named in the Seniority List, once having established a seniority ranking thereunder, shall not lose that ranking except as provided for in this Agreement.

(G) When an employee covered by this Agreement is transferred to another position with the Company and such new position is directly associated with the dispatching function, he/she shall retain and continue to accrue seniority hereunder.

     As pertains to this Agreement, the following positions (to include the position under any other job title as long as the function is essentially the same), and any others that may be mutually agreed upon, shall be considered as being directly associated with the dispatching function: Managing Director - Flight Operations, Director -Flight Dispatch and Area Manager - Flight Dispatch.




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

(H) When an employee covered by this Agreement is or has been transferred to another position with the Company which is not directly associated with the dispatching function, he/she shall cease accruing seniority and shall be placed on the inactive seniority list for a period of time equal to his/her accrued seniority as of date of transfer except as provided in Section 13. At the end of this time he shall be removed from the inactive list and forfeit all seniority accrued. In event of reassignment as a Flight Dispatch Officer or Assistant Flight Dispatch Officer or to a position directly associated with the dispatching function, while still on the inactive list, seniority shall commence to reaccrue from date of such assignment, provided that at the time of such assignment he/she possesses a valid FAA Dispatcher's Certificate.

(I) An employee named in the Seniority List who resigns from the service of the Company or is discharged for cause, or is on furlough status for over five (5) years, shall forfeit all seniority accrued. If an employee who has been laid off due to reduction in force is offered the opportunity to return to the service of the Company on a temporary basis, he/she shall have the prerogative to accept or reject the offer without forfeiting his/her accrued seniority with the Company. However, if he/she is recalled to work on a full-time basis in the classification he/she held prior to going on furlough and does not accept the offer within seven (7) days after he receives it or does not return to work within thirty (30) days after receipt, the Company may consider him/her as having resigned from the service.

(J) Regardless of anything contained elsewhere in this Agreement to the contrary, an employee who does not already have accrued seniority under this Agreement, will not receive credit or seniority for any purpose, except for Company service and pay purposes, for any continuous period of assignment as a temporary Assistant Flight Dispatch Officer which is contemplated at time assignment is made to be for six (6) months or less. In the event such an assignment should exceed six (6) months, seniority will accrue from the first date on such assignment.

(K) If a Flight Dispatch Officer having seniority hereunder is appointed as a supervisor to a position directly associated with the dispatching function, as outlined in paragraph (G) above, he/she may at any time thereafter exercise his/her seniority to return to Flight Dispatch Officer status by displacing the least senior Flight Dispatch Officer or as set forth in Section 11(F) of this Agreement.








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

                               SECTION 11

                          FILLING OF VACANCIES

(A) (1) When a Flight Dispatch Officer vacancy or Assistant Flight Dispatcher Officer vacancy occurs which is expected to last more than six (6) months, it shall be filled as follows:

          (a) Through bidding by an active employee qualified as a Flight Dispatch Officer covered by this Agreement including the Managing Director - Flight Operations, Director - Flight Dispatch and Area Managers - Flight Dispatch or,

          (b) In the absence of sufficient bids pursuant to (a) above, the Company will assign the senior qualified Assistant Dispatch Officer or,

          (c)  In the event all vacancies are not filled pursuant to
               (a) and (b) above, any remaining vacancies shall be subject to bid by all other persons whose names appear on the seniority list.

          (d) Vacancies in the Assistant Flight Dispatch Officer category which are expected to last six (6) months or more shall be filled first by bids from Assistant Flight Dispatch Officers covered by this Agreement. If insufficient bids are received to fill all such vacancies, bids will be accepted from employees on a Company-wide basis.

     (2) The most senior person bidding under paragraphs (a) and (c) shall be assigned to the vacancy when it is the opinion of the Company that he/she is deemed adequately qualified. The foregoing provisions are subject to Section 11 (D), (H) and
          (K).

     (3) A temporary position anticipated to last six (6) months or less shall be designated as a permanent vacancy if it actually exceeds six (6) months and it will be bid as a permanent vacancy; except that if after a temporary position has been activated, it is expected that it will exist for over six (6) months, the Company and the Section Chairman of the Union may mutually agree to extend it as a temporary position rather than bidding it as a permanent vacancy. The foregoing not withstanding, vacancies created by illness of the employee shall be considered temporary for a period of two (2) years.

(B) Permanent vacancies will be announced within thirty (30) days after they are determined and shall be advertised by the Company by posting notices at all stations where Flight Dispatch Officers are based at least ten (10) days prior to a deadline date after which bids will not be considered. Within seven (7) days after bids are closed, all Flight Dispatch Officers will be notified of the results by bulletins posted at stations where bids were advertised.

(C) Successful bidders for a vacancy requiring change of domicile shall be allowed a reasonable time for familiarization and route qualification.

(D) Any employee holding seniority hereunder who wishes to transfer to a position covered by this Agreement from a position not directly associated with the dispatching function must bid on any existing vacancy (subject to Section 10 (K)).

(E) When employees are to be displaced, furloughed, laid off, placed "off duty without pay status," or released from the Company for any reason of curtailment of personnel, such reduction in force shall be in inverse order of seniority among the classification, Flight Dispatch Officers or Assistant Flight Dispatch Officers, subject to Section 13 of this Agreement. Each employee hereunder who



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
     is to be furloughed shall be given fourteen (14) days prior notice of such furlough; except that this notice requirement shall not apply where the furlough is occasioned by Acts of God, circumstances over which the Company has no control, or strikes or other work stoppages.

     Copies of furlough notices to Flight Dispatch Officers under this paragraph will also be provided to Assistant Flight Dispatch
     Officers.

     In the event that part or all of the employees covered under this Agreement are laid off due to Acts of God, circumstances over which the Company has no control, strikes or other work stoppages, all employees so affected will receive layoff pay and return-to-duty pay according to the percentage of the respective pay periods, regardless of days worked, scheduled days off or other work cycle consideration. The dates of shutdown or layoff will determine the proportion of normal pay where such dates fall within the pertinent pay period. Conversely, the date of startup or commencement of return to normal operations will determine the proportion of normal pay for the pertinent period.

     In conformance with the fourteen (14) days notice of furlough stated above, such notices to affected Flight Dispatch Officers or Assistant Flight Dispatch Officers with further publication to all junior employees who may be affected shall constitute the required notice to all those directly and possibly indirectly affected.

(F) When a Flight Dispatch Officer is furloughed or displaced at his/her station, he will be assigned to fill a vacancy for which there is no successful bidder. In case there is no such vacancy, he will be permitted to displace the least senior employee in his classification on the system who is then employed in a permanent position covered by this Agreement, or, if unable to do the because of his seniority ranking, he may displace the least senior Assistant Flight Dispatcher Officer at the furloughed or displaced employee's location or the least senior Assistant Flight Dispatch Officer in the United States. In case he elects to displace as above because there is no vacancy, he will be given a period of time not less than ten (10) days after notification of his displacement in which to so notify the Company. Provisions of
     Section 10 relating to return from furlough shall apply. In the event more than one (1) Flight Dispatch Officer is furloughed or displaced at the same time, and they elect to displace as above because there are no vacancies, displacement rights shall be exercised in order of seniority. An employee on furlough shall retain and accrue seniority for a maximum of five (5) years.

     The provision (F) shall not apply in any case where the Company does not require the services of employee for a temporary period because of an Acts of God, circumstances over which the Company has no control, or strikes or other work stoppages. The temporary period shall not exceed fourteen (14) days unless an extension thereof is mutually agreed by the Company and the Union.

(G) If an employee is assigned to fill a temporary vacancy or special assignment, he/she shall be permitted to return to his/her former domicile at termination of such temporary vacancy or special assignment, and if unable to do so because of insufficient seniority, he/she shall exercise his/her rights as set out under
     (F) above. Temporary vacancies will be filled by appointment by the Company of a person deemed qualified. When such temporary assignments are made, the applicable expense provisions in Section 6 shall apply for the entire period.

(H) Nothing contained in this Agreement shall be construed to prevent the Company from placing the least senior qualified employee hereunder on special assignment.

(I) When an employee is transferred to a new domicile, either by bidding or displacing, he/she will be advised as to the expected date of his/her release form his/her then current domicile for the purpose of making the physical move to his/her new domicile. In any event the Company will do all possible to effect such release within three (3) months of the effective transfer date.



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

(J) Flight Dispatch Officers bidding on an advertised vacancy may withdraw their bid at any time prior to the date the bids close. Withdrawals must be made by telegram or cable addressed to the Company official signing the bid bulletin and such with withdrawals must be received prior to the time and date the bids close. Once a successful bidder is determined, he must accept the bid unless excused from doing so where the Company determines that there is proof of extraordinary hardship.

(K) If a displacing Flight Dispatch Officer leaves the coverage of this Agreement, or elects to remain at his/her domicile only as provided for in (L) below, prior to the displaced Flight Dispatch Officer's physically departing from the domicile from which he/she has just been displaced, the latter shall be given (10) days in which to elect by telegram either to accept the displacement or remain in his/her position the same as if the displacing Flight Dispatch Officer had not elected to displace. If no election is made within such ten (10) day period, it will be assumed that the Flight Dispatch Officer has elected to remain in his position.

(L) If a Flight Dispatch Officer previously declared excess at his/her domicile has not physically departed from the domicile, and such excess is retracted by the Company for any reason, the excess Flight Dispatch Officer shall be given ten (10) days in which to elect by telegram to either accept his/her displacement or remain in his position the same as if no excess existed.

(M) Prior to permanent transfer involving geographical change in location, reasonable time off shall be allowed for the purpose of adjusting personal affairs in connection with such transfer.

(N) It is agreed that Flight Dispatch Officers within the New York domicile may be assigned to either domestic or international duties, or both, in accordance with the Company's requirements.

(O) Supervisory Flight Dispatch personnel may perform the flight dispatching function for the purpose of maintaining closer familiarization. A Flight Dispatch Officer shall not incur a loss of pay as a result of this procedure.

(P) The Company will furnish at least six (6) months advance notice of any consolidation or relocation of the Dispatch function to any employee hereunder who may thereby be affected.





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

                               SECTION 12

                              FURLOUGH PAY

(A) An employee hereunder who is furloughed shall receive furlough pay as provided in paragraph (C) of this Section, subject to the limitations and conditions set forth herein. Normally, the allowance will commence at time of layoff; however, it will be deferred for four (4) months when (a) the layoff is due to seasonal schedule reduction, (b) the layoff is non-seasonal but in the Company's judgment such layoff will be under four (4) months duration. Recall for a period of less the forty-five (45) days shall not break the duration of the four (4) month layoff.

(B) An employee will not be eligible for or receive furlough pay if any or the following conditions exists:

     (1) He/she has not completed at least two (2) years with the Company on pay status.

     (2)  He/she remains in the employ of the Company in any position.

     (3) He/she fails to exercise his seniority which would enable him/her to remain in the employ of the Company, except where such exercise of seniority would require moving to a new location or require him/her to displace into a lower classification under this Agreement.

     (4) He/she has been furloughed as a result of an Act of God, a war emergency, revocation of the Company's operation certificate or certificates, or grounding of a substantial number of Company aircraft for safety reasons.

     (5)  He/she is dismissed for cause, resigns, or retires.

     (6) There is a temporary cessation of work because of a strike or picketing.

     (7) There is a temporary cessation of work because of circumstances beyond the Company's control.

     (8) The furlough is anticipated to be and actually lasts less than four (4) months.

(C) The amount of furlough pay due under this section shall be based on the length of actual straight time compensated service with the Company under this Agreement, and shall be computed on the basis of the employee's regular straight time rate at time of furlough. An employee shall accrue furlough pay credits at the rate of two
     (2) weeks of credit for each full year of compensated service to a maximum accrual of sixteen (16) weeks of credit.

     In the event of a reduction in force, a furlough may be bid and, if bid, shall be awarded to the senior Flight Dispatch Officer so bidding. Any senior Flight Dispatch Officer thus furloughed shall be entitled to furlough benefits appropriate to his seniority in accordance with this Section 12 (C).

(D) Furlough pay shall commence in accordance with paragraph (A) above and payments for the amount due shall be at regular pay periods and continue until all furlough pay credit is used; except that in no event shall any furlough pay be due after effective date of recall by the Company to any job in the classification from which the employee was furloughed or voluntary return to a lower classification under this Agreement or to a position not covered by this Agreement.

(E) The furlough allowance provided herein shall be in addition to any or all other benefits provided under this Agreement, except those provided in Section 13, which are exclusive of this Section.




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

                               SECTION 13

                       JOB SECURITY AND SEVERANCE

(A) (1) Except in an instance specifically provided for to the contrary in this Agreement or any Letters of Agreement executed concurrently therewith, the Company reserves the exclusive right to determine the staffing requirements of domiciles.

      (2) An employee affected by a reduction in force or abolishment of positions as a result of an excess of personnel in the system, will be handled in accordance with the provisions of this Section.

(B) In the event a domicile has surplus Flight Dispatch Officers or is closed and vacancies exist or are created in another domicile, such vacancies shall be subject to seniority bidding in the following order:

     (1)  Active Flight Dispatch Officers covered by this
          Agreement including the Director - Flight Dispatch and Area Managers - Flight Dispatch;

     (2) Any such vacancies still remaining open will be filled by the assignment of Flight Dispatch Officers from the domicile having the excess, in inverse order of seniority;

     (3)  In the event all the vacancies are not filled pursuant to
          (1) and (2) above, the Company will assign in order of seniority qualified Assistant Flight Dispatch Officers;

     (4)  In the event all the vacancies are not filled pursuant to
          (1), (2) and (3) above, any remaining vacancies shall be subject to bid by all the other persons whose names appear on the seniority list.

(C) After the application of (B) above, any remaining excess dispatch personnel shall be entitled to a severance allowance in accordance with the following provision:

     (1) Acceptance of such severance allowance shall constitute a termination of the employer-employee relationship.

     (2)  The severance allowance hereunder shall be in the amount:

             Years of Compensated Service
               Under This Agreement                      Severance

                       5 Years                          5 Months Pay
                       6 Years                          6 Months Pay
                       7 Years                          7 Months Pay
                       8 Years                          8 Months Pay
                       9 Years                          9 Months Pay
                      10 Years                         10 Months Pay
                      11 Years                         12 Months Pay
                      12 Years or More                 14 Months Pay


     (3) Severance shall be at the employee's rate of pay effective the date he/she is declared excess.




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

     (4) Excess personnel shall have the option of placing their severance benefits up for bid. In the event that more than one (1) severance allowance is involved, bids for such severance will be awarded on a strict seniority basis. However, a successful bidder for a severance allowance originally due another shall not receive, as his/her severance allowance, an amount greater than that to which the originally excess employee was entitled.

     (5)  Severance allowance shall be payable in bi-weekly installments.

(D) In the event that an excess Flight Dispatch Officer or Assistant Flight Dispatch Officer, otherwise entitled to a severance allowance in (C) above, desires to remain in the employ of the Company, the Company will provide him/her with alternate employment in a job outside the coverage of this Agreement, making a best effort to provide a job and a location as suitable as possible, The following rules shall apply to persons accepting such alternate employment.

     (1) They shall be carried on the active seniority list and continue to accrue seniority.

     (2) The rate of pay in the alternate employment shall not be less than the employee's most recent base rate as a Flight Dispatch Officer.

     (3) Alternate employment shall be guaranteed by the Company for a period of five years.

     (4) The acceptance of alternate employment shall not preclude a person receiving a severance allowance should he later decide to leave such employment and resign from the Company; however, in such case, the severance allowance to which he/she would originally have been entitled under (C) above, will be reduced on a straight line basis over the period of guaranteed employment.

     (5) An employee accepting alternate employment will be subject to discharge for cause; however, his failure to perform to a desired degree of proficiency shall not constitute just cause for such action.

(E) The benefits afforded by this Section shall not apply to an employee who:

     (1)  retires;

     (2)  resigns;

     (3) is discharged for cause (such employee shall have access to Section 14), or

     (4) is laid off in a temporary force reduction occasioned by an Act of God, fire, strike, grounding of a substantial number of the Company's aircraft, work stoppages by employees of the Company and other conditions over which the Company has no control;

     (5) elects to accept benefits pursuant to Section 12 of this Agreement.





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

                               SECTION 14

                      INVESTIGATION AND DISCIPLINE

(A)  Investigation and Hearing

     (1) An employee or group of employees who believe that any provision of this Agreement affecting them has not been properly applied or against whom the Company has preferred charges or taken disciplinary action, may submit a request for an investigation and hearing to the Managing Director - Flight Operations.

     (2) Such a request must be filed within thirty (30) days of the date that the grievant has knowledge, actual or constructive, of the facts upon which the grievance is based, provided that prior to the filing of a grievance the employee must either in person or through his designated representative discuss the matter with his/her immediate supervisor or his/her designated representative. The requirement of discussing the matter with supervision prior to filing a grievance does not apply in cases of discipline or discharge.

     (3) At the direction of the Managing Director - Flight Operations an investigation and hearing as provided in paragraph (A)(1) above shall be held with in ten (10) days after receipt of a request. The grievant may request the hearing officer to render a written decision without holding a formal hearing.
          A formal hearing may nevertheless be conducted if, in the opinion of the hearing officer, such procedure is warranted.

     (4) Within ten (10) days after the close of such investigation and hearing, the hearing officer shall announce his/her decision in writing and shall furnish the grievant and his duly accredited representative with a copy thereof.

(B)  Appeal

     (1) If the decision of the hearing officer is not acceptable to the employee, the grievance and the decision thereon may be appealed to the System Board of Adjustment in accordance with the provisions of Section 15, provided that appeal must be submitted within thirty (30) days after receipt of the decision.

     (2) If, as a result of any hearing or appeal therefrom as provided herein, an employee is exonerated, such employee shall, if he/she has been held out of service, be reinstalled without loss of seniority and shall be paid for such time lost in an amount which the employee would have ordinarily earned had he/she been continued in service during such period less any amounts received by way of unemployment compensation or outside earnings.

(C)  General

     (1) An employee hereunder, who has satisfactorily completed his/her probationary period, shall not be disciplined or discharged without notification in writing stating the precise charge or charges upon which the action is based nor will an employee be discharged without a hearing between the employee, his designated Union representative, and a designated hearing officer. Suspension from the service of the Company pending a hearing, which shall be prompt, shall not be deemed a violation of this rule. This provision shall not affect the employee's right to a timely use of the grievance procedures as outlined above.

     (2) The procedure provided herein shall not be extended to probationary employees during their probationary period with the Company as an employee hereunder.



=========================================================================
3/1/99                                                            Page 24

     (3) If any decision made by the Company under the provisions of this section is not appealed in the manner and within the time limits prescribed herein for such appeals, the decision of the Company shall become final and binding.

     (4) All hearings and investigations will be conducted during regular day shift working hours insofar as possible and grieving employees and/or their representative shall not suffer loss of pay while attending such hearings and investigations.

     (5) Subject to space being available, witnesses and representatives who are employees of the Company shall receive free transportation over the lines of the Company from the point of duty to the point of hearing and return.



















=========================================================================
3/1/99                                                            Page 25

                               SECTION 15

                       SYSTEM BOARD OF ADJUSTMENT

(A) In compliance with Section 204, Title II, of the Railway Labor Act, as amended, there is hereby established a System Board of Adjustment for the purpose of adjusting and deciding disputes which may arise under the terms of this Agreement and which are properly submitted to it.

(B) The Board shall consist of two (2) members, one (1) of whom shall be selected by the Union and one (1) by the Company, and such appointees shall be known as "Adjustment Board Members."

(C) The two (2) members shall serve for one year from the date of their appointment or until their successors have been duly appointed. Vacancies in the membership of the Board shall be filed in the same manner as is provided herein for the selection and appointment of the original members of the Board.

(D) The Board shall have jurisdiction over disputes between the Company and any employee or group of employees covered by this Agreement, growing out of the interpretation or application of any of the terms of such Agreement. The jurisdiction of the Board shall not extent to proposed changes in hours of employment, rates of compensation, or working conditions covered by existing agreements between the parties hereto.

(E) The Board shall consider any dispute properly submitted to it by the President of Local 540 or by the Vice President - Flight
     Operations of the Company when such dispute has not been previously settled in accordance with the terms provided for in this Agreement.

(F) Appointments of members of the Board shall be made by the respective parties within thirty (30) days from the date of the signing of this Agreement, and said appointees shall meet within forty-five (45) days from the date of the signing of this Agreement to organize and shall select a Chairman and a Vice-Chairman. The term of office of Chairman and Vice-Chairman shall be one (1) year. Thereafter, the Board shall designate one of its members to act as Chairman and one to act as Vice-Chairman for one
     (1) year terms. Each officer so selected shall serve for one (1) year or until his successor has been duly selected.

     The office of Chairman shall be filled and held alternately by a Union member and a Company member of the Board. When a Union is Chairman, a Company member shall be Vice Chairman, and vice-versa. The Chairman or in his absence the Vice-Chairman, shall preside at meetings of the Board and at hearings and shall have a vote in connection with all actions taken by the Board.

     After the organization meeting referred to herein, the Board shall thereafter meet at TWA Headquarters (unless a different place of meeting is agreed upon by the Board) during the first week in August and the first week in February of each year, provided that at such times there are cases filed with the Board for consideration, and shall continue in session until all matters before it have been considered, unless otherwise mutually agreed upon.

(G) All disputes properly referred to the Board for consideration shall be addressed to the Chairman. Five (5) copies of each petition, including all papers and exhibits in connection therewith, shall be forwarded to the Chairman, who shall promptly transmit one (1) copy thereof to the other member of the Board, and a copy to the Vice President - Labor Relations and one copy to the Director - Flight Dispatch. Each case submitted shall show:
     1. Question or questions at issue. 2. Statement of facts.
     3. Position of employee or employees. 4. Position of Company.

     When possible, joint submission should be made, but if the parties are unable to agree upon a joint submission, then either party may submit the dispute and its position to the Board. No matter shall



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3/1/99                                                            Page 26
     be considered by the Board which has not first been handled in accordance with Section 14 of this Agreement.

     When a dispute is submitted by one party only, such party shall at the time the petition is sent to the Chairman, send a copy of such petition to the other party by registered mail, return receipt requested, The date of posting shall be the significant date for purposes of the thirty (30) day period provided in Section 14 (B) or this Agreement.

(H) Upon receipt of notice of the submission of a dispute, the Chairman shall set a date for hearing, which shall be at the time of the next regular meeting of the Board, or, if one (1) member of the Board considers the matter of sufficient urgency and importance, then at such earlier date and at such place as the Chairman and Vice - Chairman shall agree upon, but not more than fifteen (15) days after such request for meeting is made by one
     (1) of said members, and the Chairman shall give the necessary notices of such meeting in writing to the other Board member and to the parties to the dispute.

     Anything to the contrary herein notwithstanding, presentation of a grievance to the two (2) man System Board of Adjustment may be waived, provided both members of the Board mutually agree. In such event, it shall be assumed for the purposes of this Section that the two (2) man System Board deadlocked in the issue presented as of the date the submission of the dispute is received by the Board. All other provisions of this Section shall apply to such dispute.

(I) Employees covered by this Agreement may be represented at Board hearings by such person or persons as they may choose and designate, and the Company may be represented by such person or persons as it may choose and designate. Evidence may be presented either orally or in writing or both. On request of individual members of the Board, the Board may, by a majority vote, or shall, at the request of either the Union representatives or the Company representatives thereon, summon any witnesses who are employed by the Company and who may be deemed necessary by the parties to the dispute or by either party, or by the Board itself, or by either group of representatives constituting the Board.

     The number of witnesses summoned at any one time shall not be greater than the number which can be spared from the operation without interference with the services of the Company.

(J) A majority vote of all members of the Board shall be competent to make a decision.

(K) Decisions of the Board in all cases properly referable to it shall be final and binding upon the parties hereto.

(L) In the event of a deadlock in the case of any dispute properly before it, it shall be the duty of the Board to endeavor to agree, within ten (10) days from the date of such deadlock, upon a procedure for breaking such deadlock. A majority vote of all members of the Board shall be competent to reach such agreement, and the action of the Board operating under such procedure shall be final and binding upon the parties hereto.

     If after the expiration of the said ten (10) days, the deadlock is not broken or such case is not otherwise disposed of, either party may notify the other in writing that the services of a referee are desired. Within ten (10) days after such notification, the members of the Board will select a referee within forty-eight (48) hours, or failing to agree upon such referee, he shall be appointed by the National Mediation Board.

     Within thirty (30) days after the selection of the referee as provided above, the Board and the referee shall consider and review the prior record in the case, and may call such additional witnesses and receive such additional evidence as the Board may deem necessary. Either party may make written request to the Board for the privilege of presenting additional witnesses or



=========================================================================
3/1/99                                                            Page 27
     documentary evidence, and the Board, with the referee, may, in their discretion, permit such presentations. The decision of the Board shall be rendered within ten (10) days after the close of the hearing, and majority vote of the members of the Board, including the referee, shall be necessary to reach such decision, which shall be final and binding upon the parties hereto.

     The Board and the referee shall have jurisdiction only over disputes growing out of the interpretation and application of the terms of this Agreement, and shall have no power to add or to subtract form the terms of this Agreement.

     The expenses and reasonable compensation of the referee selected as provided herein shall be borne equally by the parties hereto. The time limits specified in this paragraph (L) may be extended by mutual agreement of the parties to this Agreement.

(M) Nothing herein shall be construed to limit, restrict, or abridge the rights or privileges accorded either to the employees or to the employer, or to their duly accredited representatives, under the provisions of the Railway Labor Act, as amended, and the failure to decide a dispute under the procedures established herein shall not, therefore, serve to foreclose any subsequent rights which such law may afford or which may be established by the National Mediation Board by orders issued under such law with respect to disputes which are not decided under the procedures established herein.

(N) The Board shall maintain a complete record of all matters submitted to it for its consideration and of all findings and decisions made by it.

(O) Each of the parties hereto will assume the compensation, travel expense, and other expenses of the Board members selected by it.

(P) Each of the parties hereto will assume the compensation, travel expense, and other expenses of the witnesses called or summoned by it. So far as space is available, witnesses who are employees of the Company shall receive free transportation over the lines of the Company from the point of duty or assignment to the point at which they must appear as witnesses and return, to the extent permitted by law.

(Q) The Chairman and the Vice-Chairman, acting jointly, shall have the authority to incur such other expenses as, in their judgment, may be deemed necessary for the proper conduct of the business of the Board, and such expense shall be borne one-half by each of the parties hereto. Board members who are employees of the Company shall be granted necessary leaves of absence for the performance of their duties as Board members. So far as space is available, Board members who are Company employees shall be furnished free transportation over the lines of the Company for the purpose of attending meetings of the Board, to the extent permitted by law.

     It is understood and agreed that each and every Board member shall be free to discharge his/her duties in an independent manner, without fear that his/her individual relations with the Company or with the employees may be affected in any manner by any action taken by him/her in good faith in his/her capacity as a Board member.



=========================================================================
3/1/99                                                            Page 28

                              SECTION 16

                               GENERAL

(A) The Company shall provide each Flight Dispatch Officer with a bound, printed copy of this Agreement.

(B) All orders to and requests from a Flight Dispatch Officer or Assistant Flight Dispatch Officer involving transfers, promotions, demotions, layoff, re-employment, leaves of absence, or anything affecting his/her pay or status, shall be in writing.

(C) No work stoppages, strikes or slow-downs shall be engaged in by employees or engaged in or authorized by the Union, and there shall be no lockouts by the Company until the procedures for setting disputes involving employees covered by this Agreement as provided by the Railway Labor Act have been exhausted.

(D) All matters not covered by this Agreement shall remain exclusively and without limitation within the prerogatives of management.

(E) Should any part hereof or any provisions herein contained be rendered invalid by reason of any existing or subsequently enacted legislation or act of any authorized agency of government or by any decree of a court of competent jurisdiction, such invalidation of such part or portion of this Agreement shall not invalidate the remaining portions thereof, and they shall remain in full force and effect. Upon the request of either party hereto, subsequent to any such invalidation, invalidated portions of this Agreement shall thereupon be renegotiated, and when agreed upon, shall be inserted in lieu of the invalidated portions.

(F) A designated Union member who is an employee of the Company shall be permitted to attend any formal investigation of a TWA aircraft incident in which a Flight Dispatch Officer might be involved. It shall be understood that the Company will not assume any direct or indirect expense obligation related to such attendance, except where attendance is specifically requested by the Company or required by the FAA or CAB.

(G) The Group Medical and Dental Benefit Plan administered by the Company authorized third party administrator, as described in the "A World of Benefits From TWA Universal Benefit Plan" Summary Plan Description dated September, 1997, shall be amended as follows:

     (1) The In-Network deductible under the Medical Plan shall be $200 per family.

     (2) Covered Expenses under the Medical Plan shall include in-hospital expenses incurred for newborn children.

     (3)  Preventive Health Care Benefits

          In-Network, after a $10 office visit co-payment, the Medical Plan shall pay for routine exams, including Pap smears and mammograms, not to exceed the following:

          Six (6) visits, including immunizations, up to 1 year of age;

          Three (3) visits per calendar year, including immunizations, from ages 1 to 2 years;

          Two (2) visits per calendar year, including immunizations, from ages 2 to 6 years;

          One (1) visit per calendar year age 6 and older.

          Out-of-Network, the Medical Plan shall pay fifty percent (50%) of expenses for routine exams, including Pap smears and mammograms, after the annual deductible has been satisfied, not to exceed the above schedule.



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3/1/99                                                            Page 29

     (4)  Home Health Care Benefits

          In-Network, the Medical Plan shall pay ninety percent (90%) of expenses for up to sixty (60) home health care visits per calendar year, after $50 of the $200 deductible has been satisfied. Out-of-Network, the Medical Plan shall pay seventy percent (70%) of expenses for up to sixty (60) home health care visits per calendar year, after the full deductible has been satisfied.

     (5)  Hospice Care Benefits

          The Medical Plan shall pay eighty percent (80%) of hospice care expenses, incurred in a hospice care facility or at home, after the $200 annual deductible has been satisfied, up to a maximum benefit of $10,000 per individual.

     (6)  Dental Plan Benefits

          The Group Dental Plan effective May 1, 1999 includes a Preferred Provider Organization (PPO) which provides three (3) levels of comprehensive benefits based upon whether the service is obtained through the PPO network (In-Network), outside the PPO network (Out-of-Network), or through a voluntarily elected Dental Health Maintenance Organization (DHMO). Employees who live in areas where no PPO network is available are paid in accordance with the In-Network benefits. In-Network shall be defined as at least two (2) general practitioners within a ten (10) mile radius. Features of the Group Dental Plan are as follows:



                                                     IN-NETWORK (PPO)
------------------------------------------------------------------------------------------------------------------
     DENTAL SERVICE                     BENEFITS PAYABLE           DEDUCTIBLE                  MAXIMUM
     --------------                     ----------------           ----------                  -------
------------------------------------------------------------------------------------------------------------------
 (Class I (Preventive)                100% of network fees            None            $3000 per calendar year per
     (Oral Exams)                                                                          member inclusive of
       (X-rays)                                                                             Class I, II, III
------------------------------------------------------------------------------------------------------------------
        Class II                      90% of network fees   $100 per calendar year    $3000 per calendar year per
  (Minor Restorative)                                       per member inclusive of        member inclusive of
(Periodontal) (Fillings)                                        Class II and III            Class I, II, III
      (Root Canals)
------------------------------------------------------------------------------------------------------------------
       Class III                      60% of network fees   $100 per calendar year    $3000 per calendar year per
  (Major Restorative)                                       per member inclusive of        member inclusive of
       (Crowns)                                                 Class II and III            Class I, II, III
      (Bridges)
      (Dentures)
------------------------------------------------------------------------------------------------------------------
Class IV  (Orthodontics)              50% of network fees   $100 per member for life   $1500 per member for life
------------------------------------------------------------------------------------------------------------------


                                                  OUT-OF-NETWORK (PPO)
------------------------------------------------------------------------------------------------------------------
     DENTAL SERVICE                     BENEFITS PAYABLE           DEDUCTIBLE                  MAXIMUM
     --------------                     ----------------           ----------                  -------
------------------------------------------------------------------------------------------------------------------
 Class I (Preventive)                90% of reasonable and            None            $3000 per calendar year per
 (Oral Exams) (X-rays)                customary charges                                    member inclusive of
                                                                                            Class I, II, III
------------------------------------------------------------------------------------------------------------------
        Class II                     75% of reasonable and  $100 per calendar year    $3000 per calendar year per
  (Minor Restorative)                  customary charges    per member inclusive of        member inclusive of
(Periodontal) (Fillings)                                          Class II                  Class I, II, III
      (Root Canals)
------------------------------------------------------------------------------------------------------------------
       Class III                     50% of reasonable and  $100 per calendar year    $3000 per calendar year per
  (Major Restorative)                  customary charges    per member inclusive of        member inclusive of
  (Crowns) (Bridges)                                             Class III                  Class I, II, III
      (Dentures)
------------------------------------------------------------------------------------------------------------------
Class IV  (Orthodontics)             50% of reasonable and  $200 per member for life       $1500 per member
                                       customary charges                                        for life
------------------------------------------------------------------------------------------------------------------




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3/1/99                                                            Page 30



                                                 DENTAL HMO
------------------------------------------------------------------------------------------------------------------
     DENTAL SERVICE                     BENEFITS PAYABLE           DEDUCTIBLE                  MAXIMUM
     --------------                     ----------------           ----------                  -------
------------------------------------------------------------------------------------------------------------------
      Class I<F*>                    100% of network fees             None                    None
------------------------------------------------------------------------------------------------------------------
      Class II<F*>                    90% of network fees             None                    None
------------------------------------------------------------------------------------------------------------------
      Class III<F*>                   80% of network fees             None                    None
------------------------------------------------------------------------------------------------------------------
      Class IV<F*>                    60% of network fees             None                    None
------------------------------------------------------------------------------------------------------------------

<F*>Classes for DHMO same as for PPO


(7) The "Reasonable and Customary" schedule applied by a Company authorized third party administrator to covered non-negotiated medical expenses and to covered dental expenses shall be based on the ninety-fifth percentile (95%)of the current database.

(8)  Acute Care Prescription Drug Program

     There shall be no deductible.

(9)  Medical Plan Prescription Drug Benefits

     The Plan will cover prescription drug expenses for drugs administered in a hospital facility. Such expenses shall be paid in accordance with the in-network and out-of-network Plan benefits applicable to hospital charges. Employees living outside an INTEQ pharmacy area will be permitted, by exception through Employee Benefits, to submit their drug charges through the Medical Plan. Additionally, in the event the employee must fill a prescription outside the INTEQ pharmacy area, the employee by exception through Employee Benefits will be permitted to submit their drug charges through the Medical Plan. The Plan will pay eighty percent (80%) of drug charges, after the two hundred dollar ($200.00) annual family deductible has been satisfied, for such authorized prescriptions filled outside an INTEQ pharmacy area.




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3/1/99                                                            Page 31

(10) Chiropractic Care Benefits

     Chiropractic benefits will be paid at eighty percent (80%) of reasonable and customary, subject to no deductible, limited to twenty (20) visits per member per year. These visits are not subject to medical necessity.

(11) Continuing Medical / Dental Insurance

     In the event of an active employee's death, the Company's Group Medical and Dental Insurance coverage will be continued by the Company for a period not to exceed twenty-four (24) calendar months following the employee's death to the surviving spouse as long as he/she does not remarry, and to qualified surviving children who continue to meet the group insurance definition of eligible dependent.

(12) Retiree Group Medical/Dental/Prescription Drug Coverage

     Effective on the signing of this Basic Agreement, any flight dispatch officers and assistant flight dispatch officers retirees will be subject to all negotiated changes affecting active flight dispatch officers and assistant flight dispatch officers.

(13) Right of Reimbursement

     If a loss or injury is sustained by an employee or a covered family member and if such loss or injury is caused by the act or omission of a third party, health care benefits provided under the Plan will be paid only on the condition that the employee or family member (or his/her legally authorized representative if the Plan member is legally incapable) shall agree in writing: To pay the insurer or Plan Sponsor to the extent of such benefits provided, upon collection of damages with respect to such Plan member whether by action at law, settlement, or otherwise.

(H) An employee covered by this Agreement who is required to travel on Company business or is engaged in a flight as an additional crew member shall be covered by a standard aviation accident insurance policy in accordance with the policy as found on pages 10.30.02 dated January 2, 1997 at subsection D(2) in the Company's Management Policy and Procedure Manual, with a death benefit of $50,000.

(I) The Company shall provide and make available at each station where Flight Dispatch Officers are based a bulletin board for the Union's use. The material posted on such bulletin board shall be limited to official Union business.

(J) (1) Employees covered by this Agreement will be granted the same transportation privileges on the Company's system as may be established by Company regulations for all comparable personnel. Free and reduced fare transportation as established by Company policy on the date of signing of this Agreement will not be substantially changed or discontinued during the term of this Agreement without first advising the Union of the reason therefor and affording the Union an opportunity to confer with the Company.

     (2) A Class 3 positive pass or its equivalent shall be granted to the Section Chairman for use on Union business, subject to applicable Federal regulations.

     (3) Employees severed under the terms of this Agreement who desire to seek employment elsewhere will, upon application, be granted on one occasion, free one-way non-positive air transportation on the Company's planes to any point on the system within the continental limits of the United States, to the extent permitted by law.

     (4) Employees who at the time of retirement are covered by this Agreement shall receive pass privileges in accordance with the policy and regulations specified in the Company's Man-


=========================================================================
3/1/99                                                            Page 32
          agement Policy and Procedure Manual on pages 13.07.07 and
          13.07.08 dated February 3, 1997 and 13.07.09 dated September
          1, 1997, Federal law permitting.

(K) In accordance with applicable law, there shall be no discrimination against employees covered by this Agreement because of race, color, creed, national origin, religion, sex, age, handicap or disability, or veteran status (including Vietnam era veteran and special disabled veteran status).

(L) At the completion of one (1) year of service a Flight Dispatch Officer shall have a percentage of his/her gross wages paid by the Company into the Trust Plan for Flight Dispatch Officers and Meteorologists of Trans World Airlines, Inc. (sometimes known as the "B Plan") in accordance with the following schedule:

             Years of Service        Percentage Paid By Company

                  Year 2                        2%
                  Year 3                        3%
                  Year 4                        3%
           Year 5 and thereafter                5%


     Plan participants shall be afforded the option of contributing a further fixed amount of his/her gross wages not in excess of ten
     (10) percent for such gross wages. The "B Plan" is and shall be as described in the Plan Document for that plan.

(M) The Retirement Plan for Flight Dispatch Officers and Meteorologists of Trans World Airlines, Inc. (sometimes known as the "A Plan") is and shall be frozen in accordance with the Settlement Agreement dated January 5, 1993 among Trans World Airlines, Inc., the Official Unsecured Creditors' Committee of Trans World Airlines, Inc., the Pension Benefit Guaranty Corporation, the International Association of Machinists and Aerospace Workers, the Independent Federation of Flight Attendants, the Air Line Pilots Association, International, the Transport Workers Union of America, Carl C. Icahn, the Icahn Entities and Pitchin Corp., and the Icahn Sponsor.

(N) The Section Chairman or any other elected union officer performing official TWA business shall be granted time off from work to a maximum of 96 hours per calendar year.

(O) Effective January 1, 2000, each employee shall have the option to have his/her paycheck electronically deposited in a designated financial institution. If the employee elects the electronic direct deposit option, his/her paycheck stub will be available at the Flight Dispatch Office.

(P) A TWA Flight Dispatch Officer or Assistant Flight Dispatch Officer exercising his/her ACM privilege must personally list himself/herself electronically via a CAMS entry at the airport of departure if earlier than one (1) hour prior to the scheduled departure time of the flight. Within one (1) hour of the scheduled departure time of the flight, a TWA Flight Dispatch Officer or Assistant Flight Dispatch Officer may list either electronically via a CAMS entry at the airport of departure or on the appropriate ACM sign-in sheet at the departure gate. However, the TWA Flight Dispatch Officer or Assistant Flight Dispatch Officer using electronic sign-in shall have priority.



=========================================================================
3/1/99                                                            Page 33

                               SECTION 17

                              UNION SECURITY

(A) Each employee now or hereafter employed in any classification covered by this Agreement shall, as a condition of continued employment in such work, within sixty (60) days following the beginning of such employment or the effective date of this Section, whichever is later, become a member of, and thereafter maintain membership in good standing (as herein defined) in the Union, except as provided otherwise herein. Such condition shall not apply with respect to any employee to whom such membership is not available upon the same terms and conditions as are generally applicable to any other member of his/her classification, or with respect to any employee to whom membership is denied or terminated for any reason other than the failure of the employee to tender he dues uniformly required of other members of his/her classification as a condition of acquiring or retaining membership.

     The condition of payment shall be met if the amount due is tendered to the Treasurer of the Union in person or is mailed to him/her within the prescribed time limits.

     For the purpose of this Section, "membership in good standing in the Union" shall consist of the payment by the employee, not later than the last day of the second following calendar month, of dues for each calendar month, initiation fees and assessments (not including fines and penalties), which are uniformly required of is/her classification as a condition of acquiring or retaining membership.

     The employee may have his/her monthly membership dues deducted from his/her earnings as provided in paragraph (N) of this Section, or he/she may pay his/her membership dues directly to the Union. Initiation fees must be paid directly to the Union.

(B) Any employee who has not held membership in good standing with the Union at any time on or after the date of signing of this Agreement, and who was in the employ of the Company previous to such date shall not be required, as a condition of continued employment, to become a member of the Union as set out in (A) above. However, any such employee who, subsequent to the effective date of this Section and during the term of this Agreement, joins the Union, must thereafter maintain his/her membership in the Union as provided in (A) above.

(C) Notwithstanding any other provisions contained in this Agreement, if any person is transferred or promoted to a position in which he/she is not covered by this Agreement, the provisions of (A) above shall be inoperative as to such employee. This paragraph
     (C) shall not apply to an employee who is transferred or promoted on a "Temporary" or "Acting" basis.

(D) When any person holding seniority under this Agreement returns to a position covered by this Agreement from lay-off, leave of absence, military leave, or a position in which he/she was not covered by this Agreement, the appropriate provisions of this Section shall, at time of return, apply in the same manner as if he/she had been actively employed in such position on the effective date of this Section.

(E) When an employee becomes delinquent by not meeting the requirements of (A) above for "membership in good standing in the Union," the following procedure shall be observed.

     (1) The Treasurer of the Union shall notify the employee by registered letter, return receipt requested, copy to the Company's Vice President - Labor Relations, that the employee is delinquent in the payment of dues as specified herein and accordingly is subject to discharge as an employee of the Company. Such letter shall also notify the employee that he/she make the required payments within fifteen (15) calendar days of the date of mailing of the notice or be subject to discharge under the terms of this Agreement. If the notice above is not



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
          received by the employee or is delayed in reaching such employee as the result of the employee's failure to keep both the Company and the Union informed as to his correct mailing address, no extension in the time limit specified in the original notice is required.

     (2) Upon the expiration of the fifteen (15) day period following the mailing of the notice in subsection (1) above, if the employee still remains delinquent the Treasurer of the Union may certify in writing to the Company's Vice President - Labor Relations that the employee has failed to make the required payment within the fifteen (15) day grace period and is, therefore, to be discharged.

     (3) Within fifteen (15) days after receipt by the Company of the Union's certified notice in subsection (2) above that the employee is to be discharged, the Company shall discharge the employee from its services for his failure to pay or to tender dues as required under this Section.

(F) If the employee discharged or to be discharged under this Section contends that he/she is not properly subject to discharge under the terms of this Section he/she may protest such action to the Trans World Airlines Flight Dispatch Officer's System Board of Adjustment provided that such protest in writing is mailed to the Board within (10) days after the date the employee is notified of such action. This protest shall be submitted in duplicate to the Chairman of the System Board of Adjustment, with one copy to be mailed in Care of the Vice President - Labor Relations, TWA at such address as he/she may from time to time designate, and the other copy to be mailed in care of the Treasurer of the Union. The letter to the Chairman of the Board and both copies shall be sent by registered mail, return receipt requested. In the event no protest is so filed within the above time limits, the action will be considered as proper and will be final and binding upon all parties concerned. Within ten (10) days of receipt of such a protest, the System Board of Adjustment will meet and consider the dispute. A representative of the Company, a representative of the Union, and the employee affected will be allowed to present to the Board all evidence and argument pertinent to the issue. Prior to the expiration of the work day following such Board meeting, the Board will issue either a majority decision or a notice of deadlock. If a majority decision is issued, it will be final and binding upon all parties concerned. If a deadlock is reached, and if at the time of the deadlock the Board cannot agree upon a neutral to sit with the Board to decide the dispute, the Board will immediately request the National Mediation Board to appoint a neutral, and the Board will meet with him/her at the earliest opportunity and decide the dispute. At the meeting the Board, sitting with a neutral, a representative of the Company, a representative of the Union, and the employee affected will be allowed to present to the Board all evidence and arguments pertinent to the issue. A majority decision of the Board, including the neutral, will be issued within five (5) days after such meeting and will be final and binding upon all parties concerned. The expenses and reasonable compensation of the neutral selected as provided herein shall be borne equally by the parties to this Agreement.

     The provisions of Section 14 shall not apply to disputes arising under this Section, and the provisions of this Agreement establishing a System Board of Adjustment shall apply to such disputes except as they are superseded by the above provisions relating to procedure for handling disputes.

     The effective date of an employee's discharge under this Section will be held in abeyance during the time that a dispute is unsettled as to whether or not the individual is properly employed under the provisions of the Section. If a decision is made that the employee should be discharged, the discharge shall be effected the day following the issuance of the decision. In the event a reduction in force occurs during such time as an employee's status is being protested under the provisions of this Section, such employees will considered as having seniority under this Agreement for purposes of effecting the reduction.

(G) Time limits specified in this Section may be extended in individual cases only, and then only by written agreement between the Company and the Union.



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

(H) An employee discharged under the provisions of this Section shall be deemed to have been "discharged for just cause" within the meaning of the terms of this Agreement.

(I) All letters and notices provided for by this Section shall be sent by registered mail, return receipt requested. Such letters and notices or copies sent to the Union shall be addressed to the Treasurer of the Union at such address as he/she may from time to time designate. Such letters and notices or copies sent to the Company shall be addressed to the Company's Vice President - Labor Relations at such address as he/she may from time to time designate.

(J) Nothing in this Section shall require the Company to terminate the employment of any employee until the services of a qualified replacement are available except that the provisions of this paragraph will not permit the Company to retain an employee in its employment in excess of ninety (90) calendar days from the date of the Union's notice given pursuant to the paragraph (E), subsection (3) of this Section.

(K) When an employee is discharged or resigns, he/she will be considered as a new employee for purposes of the Section if he/she returns, at a later date, to pay status under this Agreement.

(L) Both the Union and the Company, or either of them, shall have the right at any time, to notify individual employees directly of any provisions of this Agreement.

(M) When new employees are hired or transferred into classifications covered by this Agreement the Company will furnish monthly to the Union the names, classification, point of employment and payroll register number of such new employees. The Company will furnish to the Union the names, present and previous classification, point of employment and payroll register number of all employees who may transfer out of classifications covered by this Agreement; in addition, the Company will furnish to the Union the names, location, payroll register number and status of employees covered by this Agreement who terminate their payroll status for any reason, such listing will be furnished monthly.

                              DUES CHECK - OFF

(N) During the life of this Agreement the Company will deduct from the pay of each member of the Union and remit to the Union monthly membership dues uniformly levied in accordance with the Railway Labor Act, as amended, and the constitution and bylaws of the Union, provided such member of the Union voluntarily executes the agreed form, which is hereinafter included in this Agreement to be known as "check-off form," which shall be prepared and furnished by the Union. The Company will not be required to deduct monthly membership dues from the pay of employees covered by this Agreement unless (1) the Company has received a check-off form and has not received a notice of revocation thereof, and (2) the dues for the employee conform to the applicable dues for employees of the classification at his/her point of the system.

                       ASSIGNMENT AND AUTHORIZATION
                         FOR CHECK-OFF UNION DUES

          TO TRANS WORLD AIRLINES, INC.

          I,                 , hereby assign to the Transport Workers
          Union of America, AFL-CIO, Union dues from any wages earned or to be earned by me as your employee and authorize and
          direct you to deduct the sum of $          each month, which
          are the monthly membership dues (or such monthly membership dues as may hereinafter be established by the Union as dues for employees in my present or future classification under the Agreement upon notification to the Company by the Treasurer of the Union) from one pay check per month and to remit same to the Treasurer of the Union. This assignment and authorization may be revoked by



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
          me in writing after the expiration of one (1) year from this date, or upon the termination date of the applicable collective bargaining agreement between Trans World Airlines, Inc., and the Union in effect at the time this is signed, whichever occurs sooner. This authorization and direction is made subject to the provisions of the Railway Labor Act, as amended, and in accordance with existing Agreement between the Union and the Company.

          Employee Register No.

          Job Classification

          Department Location

          Date

          Signature of Employee

          Street Address

          City and State

(O) When a member of the Union properly executes such check-off form, the Treasurer of the Union shall forward the original signed copy to the Manager - Payroll, Kansas City Administrative Center, Kansas City, Missouri, 64195. A check-off form must be completed in a legible manner or it will be returned to the Treasurer of the Union for correction. Any notice of revocation as provided for in this Section or the Railway Labor Act, as amended, must be in writing, signed by the employee and two copies delivered by registered or certified mail, addressed to the Treasurer of the Union. Dues deductions will be continued until one (1) copy of such notice of revocation is received by the Manager - Payroll, Kansas City Administrative Center, Kansas City, Missouri 64195, from the Treasurer of the Union. Check-off forms and notices received by the Manager - Payroll will be stamp-dated on the date received and will constitute notice to the Company on the date received and not when mailed.

(P) When a check-off form, as specified herein, is received by the Manager - Payroll fifteen (15) days or more before the issuing date of the first bi-weekly paycheck of the month, deductions will commence with such paycheck and continue thereafter until revoked or canceled as provided in this Section. The Company will remit to the Union a check in payment of all dues collected as soon after the pay day on which deductions were made, as practicable and within thirty (30) days. The Company remittance of Union membership dues to the office of the Treasurer of the Union will be accompanied by two (2) copies of a list for each location which includes (1) names, (2) employee register numbers, (3) location numbers, and (4) individual amounts deducted.

(Q) An employee who has executed a check-off form and who has been (1) transferred or promoted to a job not covered by this Agreement, (excluding transfers or promotions on a "Temporary" or "Acting" basis), (2) who has taken a leave of absence without pay, (3) who quits or resigns from the Company, (4) who is laid off, or is (5) otherwise terminated from the employ of the Company, shall be deemed to have automatically revoked his/her assignment as of the date of such action and if he/she (1) transfers back or returns to a job covered by this Agreement, (2) returns from leave of absence, (3) is rehired, (4) is recalled or (5) re-employed, further deductions of Union dues will be made only upon execution and receipt of another check-off form.

(R) Collection of initiation fees, as well as any back dues owed at the time of starting deductions for an employee, collection of dues missed because the employee's earnings were not sufficient to cover the payment of dues for a particular pay period, and collection of dues missed because of accidental errors in the accounting procedure, will be the responsibility of the Union and will not be the subject of payroll deduction. It will be the Union's responsibility to verify apparent errors with the individual Union member before the representative contacts the Company's Manager - Payroll.



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

(S) Deductions of membership dues shall be made from one (1) paycheck each month provided there is a balance in the paycheck sufficient to cover the amount after all other deductions authorized by the employee or required by law have been justified. In the event of termination of employment, there shall be no obligation of the Company to collect dues until all such other deductions (including money claims of the Company and the Credit Union) have been made, and such obligation to collect dues shall not extend beyond the pay period which the employee's last day of work occurs.

(T) This Section shall be in force only so long as the Union continues as the recognized representative of the employees under this Agreement.

(U) The Union shall indemnify and save the Company harmless against all forms of liability that shall arise out of or by reason of action taken by the Company, which action was requested by the Union under the provisions of this Section.

     It is agreed that the Company will promptly notify the Union of all claims of liability made against the Company pursuant to such actions taken by the Company and the Company will make every reasonable effort to defend itself against such liability.

(V) As used herein, the word "Union" means Local 540, and "Treasurer of the Union" means Treasurer of Local 540 where applicable.











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

                               SECTION 18

                         DURATION OF AGREEMENT

This Agreement, made pursuant to direct negotiations, shall supersede and take precedence over all Agreements, Supplemental Agreements, Amendments, Letters of Understanding and similar related documents executed between the Company and the Union prior to the signing of this Agreement, with the exception that the various Letters of Agreement and Understanding reprinted herein shall continue in full force and effect.


This Agreement shall become effective on March 1, 1999 and shall remain in full force and effect through December 31, 2003, and thereafter from shall be subject to change as provided by Section 6 of the Railway Labor Act, as amended.

TRANS WORLD AIRLINES, INC.

By: _______________________________




THE TRANSPORT WORKERS
UNION OF AMERICA, AFL-CIO


By: _______________________________
Michael Bakalo
International Vice President
Director-Air Transport Division

Local 540, Transport Workers Union
of America, AFL-CIO


By: _______________________________
Paul Supko
President






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

                      LETTER OF AGREEMENT NO. 1



The Flight Dispatch Officers and Assistant Flight Dispatch Officers, Transport Workers Union of America, AFL-CIO, and Trans World Airlines, Inc., hereby agree:

1. That Flight Dispatch Officer and Assistant Flight Dispatch Officer personnel will continue to perform those functions which normally fall within their classification with regards to flights which are solely military in nature and their cargo composed entirely of military commodities or personnel where the carriage of the traffic on such flights is certified by the United States Department of Defense as in accordance with the national interest even though Flight Dispatch Officer and Assistant Flight Dispatch Officer personnel withdraw from commercial service because of unresolved labor disputes of any type, including disputes arising out of negotiations for a new contract.

2. That pay and other benefits for Flight Dispatch Officer and Assistant Flight Dispatch Officer personnel assigned to perform their duties in connection with such military flights, pursuant to paragraph 1, hereof, will:

          (a) for any period prior to the opening date of the contract between the parties be governed by the then existing contract unless modified by agreement of the parties, and

          (b) after the opening date of the contract be governed by either the contract that existed at or prior to the said labor dispute or the contract negotiated as a settlement of such dispute, whichever is more beneficial to the Flight Dispatch Officer and Assistant Flight Dispatch Officer personnel.

3. That this is consistent with the long standing policy and performance of the Flight Dispatch Officer and Assistant Flight Dispatch Officer personnel of the Transport Workers Union of
     America, AFL-CIO.

4. In the event any Flight Dispatch Officer or Assistant Flight Dispatch Officer is assigned to perform duties in connection with a military flight pursuant to the terms of paragraph 1 hereof, the Flight Dispatch Officers and Assistant Flight Dispatch Officers, Transport Workers Union of America, AFL-CIO, will be given a certification by the Vice President - Industrial Relations or his/her designed that such flight will be exclusively for military purposes.

5. That to the extent necessary to effectuate its purpose, this understanding constitutes an amendment and modification of the collective bargaining agreement between the parties hereto and, notwithstanding any other provisions of the said collective bargaining agreement, this agreement shall continue indefinitely but may be revoked by either of the parties hereto upon two (2) years prior notice. However, if after the certification provided in paragraphs 1 and 4 the Company should willfully combine military and non-military traffic during the period of any strike, the Union will terminate this supplemental agreement forthwith. Proof of such violation shall be established by the collective bargaining agreement, but such procedure shall be accelerated to provide for a hearing and final decision within twenty-four (24) hours after the grievance is submitted. Should it be impossible to



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
     achieve a final decision within such twenty-four (24) hour period, such period shall be extended to the extent necessary.










Signed this 21st day of July, 1970.

                                     For TRANS WORLD AIRLINES, INC.




                              /s/David J. Crombie
                              Vice President - Industrial Relations


WITNESS:
/s/ J.C. Hilly
/s/ T.R. Poole


                                       For FLIGHT DISPATCH OFFICERS
                                      and ASSISTANT FLIGHT DISPATCH
                                         OFFICERS in the service of
                                        TRANS WORLD AIRLINES, Inc.,
                                    as represented by the TRANSPORT
                                                   WORKERS UNION OF
                                                  AMERICA, AFL-CIO.



                                       /s/ James F. Horst
                                       International Executive Vice
                                       President


WITNESS:
/s/ Patrick J. McGahan
/s/ Howard J. Swift



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

                       LETTER OF AGREEMENT NO. 2

                                Between

                       TRANS WORLD AIRLINES, INC.

                                  and

                      FLIGHT DISPATCH OFFICERS AND
                   ASSISTANT FLIGHT DISPATCH OFFICERS

                            in the employ of

                       TRANS WORLD AIRLINES, INC.

                           as represented by

              TRANSPORT WORKERS UNION OF AMERICA, AFL-CIO

THIS LETTER OF AGREEMENT is make and entered into in accordance with the provisions of Title II of the Railway Labor Act, as amended, by and between Trans World Airlines, Inc., hereinafter known as the "Company" and the Flight Dispatch Officers and Assistant Flight Dispatch Officers in the employ of Trans World Airlines, Inc., as represented by the Transport Workers Union of America, AFL-CIO, hereinafter known as the "Union."

NOW THEREFORE, it is mutually agreed and understood by the between the parties to this Letter Agreement that:

1. The Company may assign any Flight Dispatch Officer (not Assistant Flight Dispatch Officer) listed on the active TWA-TWU Seniority List, except those listed under 10(G) of the current Agreement, to the management position of Manager - Passenger Services, without regard to Flight Dispatch Officer seniority, and still utilize his services in flight dispatching functions as necessary. No Flight Dispatch Officer shall be required to accept such and assignment. Such an shall be made at the sole discretion of the Company. It is understood that the assignments shall be limited to the locations outside of the continental United States. It is understood that in the event the dispatching function subsequently is totally eliminated at a station, and the individual is offered, and accepts the opportunity to remain as a Manager - Passenger Services, the provisions of the Letter of Agreement shall no longer apply to the individual or the position so long as the dispatching function is not required.

2. Assignments made under paragraph 1 above shall be subject to the following conditions:

          (a) Expenses and employee benefits will be in accordance with MP&P provisions as applied to the position of Manager - Passenger Services but shall be no less than those specified in the effective TWA-TWU Agreement.

          (b) A Flight Dispatch Officer so assigned shall retain and continue to accrue seniority as in Section 10(G) of the effective TWA-TWU Agreement.

          (c) An employee so assigned shall have the displacement rights listed in Section 10(K) of the effective TWA-TWU Agreement, except that the one (1) year limitation therein shall be waived in the event his assignment is terminated by the Company. For purposes of applying this paragraph, is shall be understood that "last previous domicile" shall mean the last location where he held a permanent position as a Flight Dispatch Officer prior to his initial appointment under this Letter of Agreement.



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

          (d) An employee while so assigned shall not be subject to seniority displacement or furlough under the terms of the effective TWA-TWU Agreement, unless he becomes the least senior man on the system. In the latter event, his/her displacement shall be effected as follows:
               The Company shall determine if an assignment under this Letter of Agreement is still desired. If such assignment is desired, the replacement shall be effected through assignment of an employee under the provisions of this Letter of Agreement.

          (e)  An employee so assigned shall come under the terms of
               Section 11(A) and of the effective TWA-TWU Agreement.

          (f) An employee while so assigned shall come under the terms of the effective TWA-TWU Agreement only to the extent specifically stated herein.

3. An assignment made under paragraph 1 above of any employee holding a bid at the location of the assignment shall not result in the creation of a vacancy unless the Company determines that additional Flight Dispatch covering is required in which event the terms of the Agreement shall apply.

4. An assignment made under paragraph 1 above shall not result in the displacement of a Flight Dispatch Officer holding a bid at the location of such assignment.

5. Vacation and other relief for this assignment may be provided by another Flight Dispatch Officer in accordance with relief arrangements as appropriate to the location.

This Letter of Agreement shall become effective as of date of signing and shall remain in full force and effect concurrently with the basic agreement between the Company and the Union, signed July 21, 1970.

IN WITNESS WHEREOF, the parties have signed this Letter of Agreement this 21st day of July l, 1970.

                                        For TRANS WORLD AIRLINES, INC.

                                         /s/ David J. Crombie
                                 Vice President - Industrial Relations

WITNESS:
/s/ J.C. Hilly
/s/ T.R. Poole
                                           For TRANSPORT WORKERS UNION
                                                   OF AMERICA, AFL-CIO


                                          /s/ James F. Horst
                                          International Executive Vice
                                          President

WITNESS:
/s/ Howard J. Swift




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

                      LETTER OF AGREEMENT NO. 3
                      TRANS WORLD AIRLINES, INC.



                             July 21, 1970



Mr. Howard J. Swift
200 Lexington Avenue, Apt, 5A
Oyster Bay, New York 11771


Dear Mr. Swift:

This will record our understanding and agreement concerning the interpretation of Section 10(H) of the Basic Working Agreement signed July 21, 1970.

In the event a Flight Dispatch Officer covered by the Working Agreement is accepted for assignment with an associated airline (e.g., Ethiopian and Saudi Arabian Airlines) he/she must at the time he/she accepts such employment elect one of the following:

          (a) Accept the re-employment rights granted by the Management Policy and Procedure Manual to TWA employees assigned to associated airlines in effect at the date of his election.

          (b) Or in lieu thereof to be covered by Section 10(H) of the Working Agreement and be placed on the inactive seniority list according to the conditions of such paragraph. Such election is to be irrevocable and in writing and made at the time that he/she is accepted for such assignment.

In the event an employee elects to be covered by paragraph (b) above, it hereby is mutually understood and agreed that as to such employees only,
Section 10, paragraph (H) of the Agreement shall be interpreted to cover employees accepting assignment with associated airlines whether or not such assignment is directly associated with the dispatch function.

It is further understood and agreed that the provisions of this letter shall become effective as of the date of its signing and shall apply only to those employees accepting such assignment subsequent to the said date of signing.

So that we may have a record of our mutual agreement, if you concur with the above, would you please sign below and return the original to my office.

                              Very truly yours,

                              /s/ W.E. Malarkey


                              W.E. Malarkey
                              Staff Vice President - Labor Relations

AGREED AND ACCEPTED:
/s/ Howard J. Swift
Section Chairman



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

                       LETTER OF AGREEMENT NO. 4




Mr. Eugene F. Downey
President, Local 540
Transport Workers Union
142 Mineola Avenue
Roslyn Heights, New York 11577

Dear Mr. Downey:

This will confirm our understanding during the recently concluded negotiations regarding the application of Section 13 to those employees of the FDO seniority list as of this date who are not entitled to a severance allowance and further who, as a result, are not eligible for alternate employment.

The Company agrees to extend, on a exception basis, the provisions of
Section 13 to the below-named individuals:

     T.M. Amato                   K.F. Finn
     J.   Delany                  T.P. Monegan
     P.J. Emmert                  J.F. Venturi
     F.G. Ferry                   A.M. Weatherby

The severance allowance applicable to these individuals will be one (1) month's pay for each year of completed service under the Agreement until they have individually attained eligibility for severance allowance under the provisions of Section 13(C)(2).


If this is in accord with our understanding, please sign in the space provided.




                         Very truly yours,

                         /s/ J.C. Hilly





AGREED AND ACCEPTED:


/s/ Eugene F. Downey



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

                       LETTER OF AGREEMENT NO. 5

                                       September 23, 1977


Mr. E.M. Mitchell
Air Transport Division Director
International Vice President
Transport Workers Union of America
1980 Broadway
New York, New York  10023

                                       RE: Flight Dispatch Officers
                                           and Meteorologists


Dear Mr. Mitchell:


This will confirm our understanding reached during negotiations to amend the Group Insurance Plan for the subject employees.

Specifically, the Plan will be a amended so as to provide the same benefits and benefit levels as for ground Management Employees of TWA as set forth in the Group Insurance Plan Booklet for Management Employees and as improved from time to time.

Further, the Pension Supplement provision of the Long Term Disability which was specifically excluded under the Amendment dated December 8, 1975 and my letter dated May 13, 1976 to Mr. E.F. Downey is hereby included in such Disability Plan. However, the Pension Supplement will be effective only for those employees who go on LTD on or after October 1, 1977.

This sick leave allowance, although mentioned in the Group Insurance Plan Booklet for Management Employees, is not considered to be an insured benefit. The sick leave allowance for Dispatch Officers and Meteorologists is governed by the provisions of the appropriate working agreements as amended.
Except as otherwise provided herein as it relates to the Pension Supplement, the benefits in this Letter of Agreement became effective January 1, 1976 with the exception of the Long Term Disability which became effective on December 3, 1975.

This letter shall cancel and supersede my letter of May 13, 1976 to Mr. E.F. Downey.

If this accords with our understanding, please sign in the space provided.

                                       Very truly yours,


                                       /s/ J.C. Hilly
                                       J.C. Hilly
                                       Vice President Labor Relations


AGREED AND ACCEPTED
/s/ E.M. Mitchell
E.M. Mitchell




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

                       LETTER OF AGREEMENT NO. 6


                                   October 10, 1994



Mr. Paul Supko
President, Local 540
Transport Workers Union
2033 Deer Park Avenue
Deer Park, New York 11279


Dear Mr. Supko:

This letter supersedes the Letter of Agreement on the same subject dated February 21, 1984.

This shall confirm our understanding regarding the application of Letter of Agreement No. 5 and Section 4 (F) of the Flight Dispatch Officers Agreement. Specifically, the Group Insurance Plan for Flight Dispatch Officers shall be amended so as to provide the same benefits and benefit levels as are provided for Ground Management Employees of TWA, as may be improved or reduced by the Company.





                                      Sincerely,




                                      William L. Schecter
                                      Vice President, Labor Relations




AGREED AND ACCEPTED:
Paul Supko




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

                     LETTER OF AGREEMENT NO. 7



                                        September 1, 1992




Mr. Paul Supko, President
Local 540
Transport Workers Union of America
2033 Deer Park Avenue
Deer Park, New York 11729


Dear Mr. Supko:


This shall confirm our agreement that Flight Dispatch Officers subject to random testing as required by the Department of Transportation or other governmental agency shall, to the extent practical, be scheduled for such testing on Company time. To the extent this is not practical, they shall receive one (1) hour of straight time pay as compensation for such testing.

If the foregoing correctly reflects your understanding of our agreement, please sign where indicated below.





                                        Very truly yours,



                                        Alan R. English
                                        Director, Labor Relations


AGREED AND ACCEPTED:




______________________________
By: Paul Supko




=========================================================================
3/1/99                                                            Page 48

                 LETTER OF AGREEMENT NO. 8



                                   September 1, 1992


Mr. Paul Supko, President
Local 540
Transport Workers Union of America
2033 Deer Park Avenue
Deer Park, New York 11729


Dear Mr. Supko:


This shall confirm our agreement that a Flight Dispatch Officer may elect to take his/her Birthday Holiday on any day within the same calendar year, provided that; 1) the Flight Dispatch Officer notifies management and the person(s) preparing the monthly work schedule in advance of the date the work schedule for the month during which the Flight Dispatch Officer wishes to take his/her Birthday Holiday schedule is required to be posted and, 2) that there is sufficient Relief Dispatcher time available to cover the requested day.


If the foregoing correctly reflects your understanding of our agreement, please sign where indicated below.




                                   Very truly yours,


                                   Alan R. English
                                   Director, Labor Relations




AGREED AND ACCEPTED:



______________________________
By: Paul Supko






=========================================================================
3/1/99                                                            Page 49

                    LETTER OF AGREEMENT NO. 9



                                  September 1, 1992



Mr. Paul Supko, President
Local 540
Transport Workers Union of America
2033 Deer Park Avenue
Deer Park, New York 11729


Dear Mr. Supko:


This letter supersedes the Letter of Agreement on the same subject dated November 16, 1990.


Trans World Airlines, Inc. (TWA, The Company)and the Transport Workers Union of America (TWU) hereby agree to amend the TWA/TWU contract to provide for a recall bypass option, as described below, for Flight Dispatch Officers and Assistant Flight Dispatch Officers on furlough status. Whenever the term "Flight Dispatch Officer" is used hereunder, it is understood to mean Flight Dispatch Officer or Assistant Flight Dispatch Officer.

     1. Flight Dispatch Officers on furlough status may file a recall bypass option. This option may be updated at any time prior to the announcement of recall to the Flight
          Dispatch Officer.

     2. Whenever a recall is announced, furloughed Flight Dispatch Officers falling within the recall number, who do not have a recall bypass option on file, will not be eligible for bypass.

     3. Furloughed Flight Dispatch Officers falling within the recall number, who have a recall bypass option on file, will not be offered recall but will be passed over and the next most senior Flight Dispatch Officer, without a recall bypass option on file, shall be offered recall.

     4. Flight Dispatch Officers, who withdraw their recall bypass option, shall be offered a recall during the next recall on the basis of their seniority.

     5. The Company shall not, under any circumstances, be required to recall any Flight Dispatch Officers, when a recall is not required, regardless of the seniority of the Flight Dispatch Officer involved.

     6. All recall bypass options shall terminate as soon as the Company offers recall to the last furloughed Flight Dispatch Officer, i.e. the most junior Flight Dispatch Officer on furlough status.

     7. Upon termination of all recall bypass options as described in 6 above, Flight Dispatch Officers on furlough status previously having a recall bypass, shall be recalled, as required, in inverse seniority order.

     8. Any Flight Dispatch Officer utilizing a recall bypass option shall be subject to all provisions of the TWA/TWU contract applicable to Flight Dispatch Officers on furlough status including, but not limited to, the provisions contained within Section 10(I) concerning the forfeiture of accrued seniority, if a Flight Dispatch Officer remains on furlough status over five (5) years.

     9. Any Flight Dispatch Officer returning from recall bypass will return to the cycle that has been vacated until the next dispatch bid.



=========================================================================
3/1/99                                                            Page 50

If the above correctly sets forth our agreement, please execute both copies of this letter and return one fully executed copy to the undersigned.



                                  Very truly yours,



                                  Alan R. English
                                  Director, Labor Relations




AGREED AND ACCEPTED:



___________________________
By: Paul Supko










=========================================================================
3/1/99                                                            Page 51

                     LETTER OF AGREEMENT NO. 10





                                  September 26, 1994



Mr. William L. Schecter
Vice President Labor Relations
Trans World Airlines, Inc.
John F. Kennedy International Airport
Terminal A
Jamaica, New York  11430


RE:  FLIGHT DISPATCH OFFICERS SENIORITY


Dear Mr. Schecter:


This shall confirm our understanding that the following section was overlooked by both the Union and Company during the Contract Negotiations in 1992. During the TWA/Ozark merger in 1986, a Memorandum of Understanding was signed amending Section 10(C) of the contract. Accordingly, Section 10(C) of the TWA-TWU Agreement shall be amended to read as follows:

Seniority shall begin to accrue from the date of appointment to a position covered by this Agreement. Seniority shall continue to accrue only for the period that the employee is on pay status with the Company or a position directly associated with the dispatching function, except as provided in Sections 9, 11, and 13.

This letter shall cancel and supersede Section 10 (C) as printed in the contract signed September 1, 1992.



                                  Sincerely,


                                  Paul Supko
                                  President TWU Local 540


AGREED AND ACCEPTED


By: Mr. William L. Schecter
    Vice President, Labor Relations



=========================================================================
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

                       LETTER OF AGREEMENT NO. 11




                                    October 10, 1994



Mr. Paul Supko, President
Local 540
Transport Workers Union of America
2033 Deer Park Avenue
Deer Park, New York 11729



Dear Mr. Supko:


After TWA shall have "staffed according to the needs of the service", there shall be a reduction in TWA's overtime cost. Such reduction shall be accomplished through the modification of local agreements, to provide that overtime will be utilized only on an "as needed" basis.



                                    Very truly yours,


                                    William L. Schecter
                                    Vice President, Labor Relations



AGREED AND ACCEPTED


By: Paul Supko





=========================================================================
3/1/99                                                            Page 53

                     LETTER OF AGREEMENT NO. 12





                                     October 10, 1994



Mr. William L. Schecter
Vice President Labor Relations
Trans World Airlines, Inc.
John F. Kennedy International Airport
Terminal A
Jamaica, New York  11430


Dear Mr. Schecter:


This letter shall confirm our agreement that all letters of discipline shall become void two years following their date of issuance, unless mutual agreement is reached to remove any such letter from a Flight Dispatch Officer's file at an earlier date.

If the foregoing accurately states the terms of our agreement, please sign this letter where indicated.



                                     Sincerely,


                                     Paul Supko
                                     President TWU Local 540


AGREED AND ACCEPTED


By: Mr. William L. Schecter
    Vice President, Labor Relations






=========================================================================
3/1/99                                                            Page 54

                    LETTER OF AGREEMENT NO. 13




                                  October 11, 1994



Mr. William L. Schecter
Vice President Labor Relations
Trans World Airlines, Inc.
John F. Kennedy International Airport
Terminal A
Jamaica, New York  11430


Dear Mr. Schecter:


This letter shall confirm our agreement that the Company shall enter into reciprocal agreements with other airlines, by which the Flight Dispatch Officers of such other airlines, will be afforded ACM 17 authority on TWA contingent upon such other airlines granting ACM authority to TWA's Flight Dispatch Officers on comparable terms and conditions.

If the foregoing accurately states the terms of our agreement, please sign this letter where indicated.



                                  Sincerely,


                                  Paul Supko
                                  President TWU Local 540


AGREED AND ACCEPTED


By: Mr. William L. Schecter
    Vice President, Labor Relations








=========================================================================
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

                     LETTER OF AGREEMENT NO. 14



                                       October 6, 1994

Mr. Paul Supko, President
Local 540
Transport Workers Union
    of America
2033 Deer Park Avenue
Deer Park, New York  11729

                          Re:  ESOP Stock

Dear Mr. Supko:


This letter will confirm our agreement concerning the allocation of additional shares of TWA stock to participants of the Trans World
Airlines, Inc. Employee Stock Ownership Plan who are represented by the Transport Workers Union.

The allocation of the 1,255,343 shares of stock in the ESOP was performed on the basis of the relative value of each participant's pay concession during the first year (approximately September 1, 1992 through approximately August 31, 1993) of the three-year concession period under the Agreements in Principle with the unions.

Because the pay concession of TWU-represented employees was only 8% of earnings during the applicable period while the pay concession of other participants in the ESOP was 15%, it is agreed that the accounts of TWU-represented employees will be credited with the number of additional shares necessary to bring them to parity with the other participants.

Such additional shares will be allocated following September 1, 1995 from stock then available in the ESOP based on forfeitures which will have occurred since the original allocation. Such additional allocation shall occur prior to any other allocation of forfeited shares.

If the foregoing accurately states the terms of our agreement, please sign this letter where indicated.


                                       Very truly yours,


                                       William L. Schecter


Agreed and accepted:

___________________________
Paul Supko



=========================================================================
3/1/99                                                            Page 56

                     LETTER OF AGREEMENT NO. 15
                              between
                     TRANS WORLD AIRLINES, INC.
                                and
                   FLIGHT DISPATCH OFFICERS AND
                 ASSISTANT FLIGHT DISPATCH OFFICERS
                         in the service of
                     TRANS WORLD AIRLINES, INC.
                         as represented by
            TRANSPORT WORKERS UNION OF AMERICA, AFL-CIO


                       CHECK DISPATCH OFFICER

This will confirm our agreement concerning the Check Dispatch Officer position(s).

1. The Company shall maintain sole discretion in determining the requirement for and assignment of Check Dispatch Officer(s), including but not limited to the duration of such requirement and assignment.

2. The Check Dispatch Officer position(s) shall be a covered position(s) under the TWA-TWU Collective Bargaining Agreement, signed March 1, 1999 ("CBA").

3. A bid shall be posted to notify all Flight Dispatch Officers of such position(s).

4. Although all Flight Dispatch Officers shall be eligible to bid for the Check Dispatch Officer position(s), assignment shall be made at the sole discretion of the Company, without regard to Flight Dispatch seniority and other provisions of the CBA.

5. In addition to regular Flight Dispatch Officer duties, the Check Dispatch Officer(s) shall perform duties related to the evaluation of Flight Dispatch Officers and Assistant Flight Dispatch
     Officers.

6. Each month a Check Dispatch Officer shall receive an override of one hundred dollars ($100.00) in addition to his/her regular rate of pay.

7. This Letter of Agreement shall become effective as of the date of signing and shall remain in full force and effect concurrently with the CBA, and is subject to Section 6 of the Railway Labor Act.

If the foregoing correctly reflects your understanding of our agreement, please sign where indicated below.


AGREED AND ACCEPTED:

/s/                                     /s/

_________________________________       ____________________________
By:  Michael Bakalo                     Terry L. Hayes
Vice President International            Director, Labor Relations
Transport Workers Union



=========================================================================
3/1/99                                                            Page 57

                     LETTER OF AGREEMENT NO. 16
                              between
                     TRANS WORLD AIRLINES, INC.
                                and
                   FLIGHT DISPATCH OFFICERS AND
                 ASSISTANT FLIGHT DISPATCH OFFICERS
                         in the service of
                     TRANS WORLD AIRLINES, INC.
                         as represented by
            TRANSPORT WORKERS UNION OF AMERICA, AFL-CIO

                     TMU / DISPATCH COORDINATOR

This will confirm our agreement concerning the TMU / Dispatch
Coordinator position(s).

1. The Company shall maintain sole discretion in determining the requirement for and assignment of TMU / Dispatch Coordinator(s), including but not limited to the duration of such requirement and assignment.

2. The TMU / Dispatch Coordinator position shall be a covered position under the TWA-TWU Collective Bargaining Agreement, effective March 1, 1999 ("CBA").

3. A bid shall be posted to notify all Flight Dispatch Officers of the TMU / Dispatch Coordinator position(s).

4. Although all Flight Dispatch Officers shall be eligible to bid for the TMU / Dispatch Coordinator position(s), assignment shall be made at the sole discretion of the Company, without regard to Flight Dispatch seniority and other provisions of the CBA.

5. If a Flight Dispatch Officer is selected for the TMU / Dispatch Coordinator position(s), he/she shall retain and continue to accrue seniority in accordance with Section 10(G) of the CBA.

6. The TMU / Dispatch Coordinator shall perform duties related to the dispatch function, including but not limited to establishing procedures and monitoring the operation as directed by the Company and in accordance with the Flight Operations Policy Manual (FOPM), Chapter 8, Section I, paragraph C.

6. Each month the TMU / Dispatch Coordinator shall receive an override of one hundred dollars ($100.00) in addition to his/her regular rate of pay.

7. This Letter of Agreement shall become effective as of the date of signing and shall remain in full force and effect concurrently with the CBA, and is subject to Section 6 of the Railway Labor Act.

If the foregoing correctly reflects your understanding of our agreement, please sign where indicated below.

AGREED AND ACCEPTED:

/s/                                      /s/

_________________________________       ____________________________
By:  Michael Bakalo                     Terry L. Hayes
Vice President International            Director, Labor Relations
Transport Workers Union



=========================================================================
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

                     LETTER OF AGREEMENT NO. 17
                              between
                     TRANS WORLD AIRLINES, INC.
                                and
                   FLIGHT DISPATCH OFFICERS AND
                 ASSISTANT FLIGHT DISPATCH OFFICERS
                         in the service of
                     TRANS WORLD AIRLINES, INC.
                         as represented by
            TRANSPORT WORKERS UNION OF AMERICA, AFL-CIO

                     TRAINING DISPATCH OFFICER

This will confirm our agreement concerning the Training Dispatch Officer position(s).

1. The Company shall maintain sole discretion in determining the requirement for and assignment of Training Dispatch Officer(s), including but not limited to the duration of such requirement and assignment.

2. The Company shall maintain sole discretion in determining whether the Training Dispatch Officer position is a management position or a covered position under the TWA-TWU Collective Bargaining
     Agreement, effective March 1, 1999 ("CBA").

3. A bid shall be posted to notify all Flight Dispatch Officers of the Training Dispatch Officer position(s).

4. Although all Flight Dispatch Officers shall be eligible to bid for the Training Dispatch Officer position(s), assignment shall be made at the sole discretion of the Company, without regard to Flight Dispatch seniority and other provisions of the CBA.

5. If a Flight Dispatch Officer is selected for the Training Dispatch Officer position(s), he/she shall retain and continue to accrue seniority in accordance with Section 10(G) of the CBA.

6. The Training Dispatch Officer shall perform duties related to the training of Flight Dispatch Officers and Assistant Flight Dispatch Officers as directed by the Company.

7. Each month the Training Dispatch Officer shall receive an override of one hundred twenty-five dollars ($125.00) in addition to his/her regular rate of pay.

8. This Letter of Agreement shall become effective as of the date of signing and shall remain in full force and effect concurrently with the CBA, and is subject to Section 6 of the Railway Labor Act.

If the foregoing correctly reflects your understanding of our agreement, please sign where indicated below.

AGREED AND ACCEPTED:

/s/                               /s/

____________________________      _________________________________
By:  Michael Bakalo               Terry L. Hayes
Vice President International      Director, Labor Relations
Transport Workers Union



=========================================================================
3/1/99                                                            Page 59

LETTER OF AGREEMENT NO. 18








                 TRANS WORLD AIRLINES, INC.

                    RELOCATION BENEFITS
                            FOR
                  FLIGHT DISPATCH OFFICERS
                            AND
             ASSISTANT FLIGHT DISPATCH OFFICERS


             IN CONNECTION WITH THE GEOGRAPHIC
                        RELOCATION

                          OF THE

                 STL FLIGHT DISPATCH OFFICE


                  Effective March 1, 1999




=========================================================================
3/1/99                                                            Page 60

                      TRANS WORLD AIRLINES, INC.
         GEOGRAPHIC RELOCATION OF THE FLIGHT DISPATCH OFFICE


                           TABLE OF CONTENTS
                           -----------------


     Eligibility and Approval                                     1

     Arranging for the Move                                       2
     Authorization to Receive Relocation Benefits:
          Letter of Commitment                                    2
     Expense Reimbursements/Payments                              3
     Lump-Sum Relocation Allowance                                3
     Passes                                                       3
     Home Purchase Closing Cost Reimbursement                     4
     Home Rental Brokers' Fees Reimbursement                      5
     Lease Cancellation Reimbursement                             5
     Shipment of Household Goods                                  5
     Home Sale Assistance                                         6
     Duplicate Carrying Costs                                     7
     Home Management Assistance In Lieu of Home Sale Assistance   7
     Automobile Shipment                                          7
     Mileage Allowance                                            8
     Income Tax Reporting                                         8

     Appendix "A"
     Letter of Commitment







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

                     TRANS WORLD AIRLINES, INC.
        GEOGRAPHIC RELOCATION OF THE FLIGHT DISPATCH OFFICE


    THIS POLICY APPLIES TO RELOCATION WITHIN THE UNITED STATES,
    ----------------------------------------------------------

The provisions of this policy will expire twelve (12) months following the actual geographic relocation of the entire STL Flight Dispatch Office or twelve (12) months following the actual geographic relocation of the individual transferee to the new location, whichever is earlier.

ELIGIBILITY AND APPROVAL
------------------------

When authorized by appropriate levels of management, the provisions of this policy are available to Flight Dispatch Officers and Assistant Flight Dispatch Officers whose job location is being geographically relocated more than 75 miles distant from STL International Airport.

The provisions of this Relocation Package shall only apply to Flight Dispatch Officers and Assistant Flight Dispatch Officers;

1. who are permanent residents of the St. Louis Metro area as the official notification by the Company to the Union of its intent to relocate the Flight Dispatch Office;


                                AND

2. who have elected to relocate his/her primary household from its present location to within 75 miles of the new Flight Dispatch Office location.

Flight Dispatch Officers and Assistant Flight Dispatch Officers who elect furlough in lieu of relocation will not be entitled to the provisions of this Relocation Package.

The provisions of this Flight Dispatch Officer and Assistant Flight Dispatch Officer relocation policy are designed to help offset some of the out-of-pocket expenses associated with the geographic relocation of the transferee's principal residence. Transferees are eligible for these provisions for twelve months from the date of job transfer, unless
                 -----------------------------------------------
otherwise indicated in the following material. Relocation benefits will not be extended beyond 12 months from the effective date of the employee's job transfer.

For purposes of this policy, "transfer" refers to the geographic change of the Flight Dispatch Officer's or the Assistant Flight Dispatch Officer's STL Flight Dispatch Office job location; "relocation" refers to the transferee's personal move to the new Flight Dispatch Office location.

Transferees are urged to review the attached benefits carefully to be fully informed of actual covered expenses. If further assistance or clarification is required, please contact TWA's relocation staff in Kansas City as follows:

TWA FLIGHT DISPATCH OFFICER AND ASSISTANT FLIGHT DISPATCH OFFICER
RELOCATION POLICY
                        ..... PAGE 1




=========================================================================
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

                      TWA RELOCATION STAFF CONTACTS
                      -----------------------------

Telephone: 816-464-6412

Teletype: MKCICTW
FAX: 816-464-6162

Dispatch Address:   Director - Compensation
                    Level 5, KCAC

U.S. Mail Address:  Director - Compensation
                    Trans World Airlines, Inc.
                    P.O.  Box 20007
                    11500 Ambassador Drive
                    Kansas City, Missouri 64195


ARRANGING FOR THE MOVE
----------------------

     The employee and his/her supervisor will arrange the administrative details of the employee's relocation. The cost of the move will be charged to the employee's Cost Center at the New Location.


AUTHORIZATION TO RECEIVE RELOCATION BENEFITS: LETTER OF COMMITMENT
------------------------------------------------------------------

     A Letter of Commitment signed by the employee, the authorizing departmental officer (Corporate officer, organizational level "C" or higher) and the Director Labor Relations is required to permit a transferring employee to receive benefits covered by this policy. The Letter of Commitment provides that TWA may recover all or a percentage of relocation expenses in the event the employee decides voluntarily to leave TWA or voluntarily remove himself/herself from the Flight Dispatch Officer or the Assistant Flight Dispatch Officer position within eighteen months of his/her relocation. A sample Letter of Commitment is included at the end of this package.

     The Letter of Commitment must be fully completed, signed and approved. It may then be forwarded to the Director - Compensation, Level 5, KCAC. NONE OF THE PROVISIONS OF THE RELOCATION POLICY MAY BE USED, AND NO EXPENSES CAN BE APPROVED, UNLESS A PROPERLY APPROVED LETTER OF COMMITMENT HAS BEEN FILED WITH THE DIRECTOR - COMPENSATION.



TWA FLIGHT DISPATCH OFFICER AND ASSISTANT FLIGHT DISPATCH OFFICER
RELOCATION POLICY
                        ..... PAGE 2




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

EXPENSE REIMBURSEMENTS / PAYMENTS
---------------------------------

     Employees for whom an approved Letter of Commitment is on file may report covered relocation expenses on Form G-118 Expense Report. Except for lump sum allowances, substantiating receipts are required. Each expense report must be approved/signed by the supervisor(s) in accordance with limits of authority contained in
     Section 01.34 of the MP&P manual. Completed, approved expense reports should be sent for final approval to TWA's Director - Compensation, Level 5, KCAC, MKC.

     Expenses are to be charged to the employee's cost center, new location, and MANAGEMENT ACCOUNT 575. Final approval for expenses associated with the relocation of Flight Dispatch Officers and Assistant Flight Dispatch Officers lie with the Compensation Section of the Employee Relations Department. The Director - Compensation will send all approved expense reports to Accounts Payable for payment.

LUMP-SUM RELOCATION ALLOWANCE
-----------------------------
     Employee
     --------
     Each transferring employee will be provided with a lump-sum allowance of $2,500. This allowance is designed to help defray the costs of any temporary living and incidental expenses associated with the job transfer and residence relocation. Transferees do not have to account for this money, and it may be
                 ------
     used for any purpose.  However, no additional payments or
                                     -------------------------
     reimbursements will be provided for hotels, meals, car rental,
     -------------------------------
     telephone calls, taxis, or other relocation expenses except as specifically covered in other sections of this policy.

     Transferees may apply for their lump-sum relocation allowance by completing Form G-118 Expense Report and having it approved within normal limits of authority. The approved expense report is to be processed as described earlier under "Expense
     Reimbursements/Payments."

     Spouse
     ------
     An additional lump-sum allowance of $250 will be provided to help defray the costs of home finding at the new location by the transferee's spouse. This allowance may be obtained in the same manner as described above for the employee's lump-sum allowance, and may in fact be added to Form G-118 Expense Report covering the employee's allowance.

PASSES
------

     The transferee and spouse may each receive up to three (3) Class 6 service-charge-free round-trip passes to locate housing at the new job location. In addition, the transferee, spouse and eligible dependents may each receive a one-way Class 6 service-charge-free pass to establish residence at the new location. Trips are subject to the approval of the transferee's immediate supervisor, and passes should be issued by the transferee's local pass issuing office.


TWA FLIGHT DISPATCH OFFICER AND ASSISTANT FLIGHT DISPATCH OFFICER
RELOCATION POLICY
                        ..... PAGE 3




=========================================================================
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

HOME PURCHASE CLOSING COST REIMBURSEMENT
----------------------------------------

     Transferees who owned and occupied a home in their former location, and who choose to purchase a home within a 75-mile radius of their new job location, will be reimbursed for specific necessary expenses, in amounts that are customary for the area, that are incurred in connection with the purchase of a home. The maximum total amount that will be reimbursed under this provision is 5% of the purchase price of the home but not more than $15,000. Items that are eligible for reimbursement are:

                    Attorney's fees.
                    Document stamps.
                    Document preparation fees.
                    Recording and transfer fees.
                    Sale discount points and/or loan origination fees(s) up
                        to 3% of amount of mortgage.
                    Title search and title insurance.
                    Appraisal.
                    Credit Report.
                    Property survey (up to 5 acres).
                    Radon inspection.
                    Mechanical inspection.
                    Flood letter, where required.

     The following list covers some of the items that are specifically EXCLUDED from reimbursement:
                    EXCLUDED: Taxes.
                    EXCLUDED: Insurance.
                    EXCLUDED: Interest..
                    EXCLUDED: Loan application fee(s).
                    EXCLUDED: Underwriting Fee.
                    EXCLUDED: Notary fees.
                    EXCLUDED: Escrow fees; tax service fees.
                    EXCLUDED: Federal Express, express mail or delivery fees.
                    EXCLUDED: Power of Attorney fee or charges.
                    EXCLUDED: Utilities.
                    EXCLUDED: Inspections other than mechanical and radon
                              inspections.
                    EXCLUDED: Property survey in excess of one home.
                    EXCLUDED: Property survey in excess of 5 acres.
                    EXCLUDED: Expenses associated with second or subsequent
                              mortgage loans.
                    EXCLUDED: Expenses associated with non-conventional
                              financing.
                    EXCLUDED: Expenses associated with purchase of commercial
                              property.
                    EXCLUDED: Expenses associated with purchase of income
                              property.

     Exclusion of certain expenses from reimbursement is not intended as a judgment of those expenses. Rather, the reimbursement policy simply reflects TWA's intent to assist employees with some of the most common types of costs incurred in a typical relocation.

TWA FLIGHT DISPATCH OFFICER AND ASSISTANT FLIGHT DISPATCH OFFICER
RELOCATION POLICY
                        ..... PAGE 4




=========================================================================
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

     Employees may receive advance payment of their estimated reimbursable home purchase closing costs by submitting an appropriately approved Form A-70 Requisition for Check or Cash no earlier than ten days prior to the closing date. The payment may be made locally. To avoid salary deduction, Form G-118 Expense Report, accompanied by a copy of the HUD statement and any other necessary documentation and receipts, must be submitted immediately following the home closing. The completed and approved expense report should be processed as described earlier under "Expense Reimbursements/Payments."

HOME RENTAL BROKERS' FEES REIMBURSEMENT
---------------------------------------
     For transferees who rent rather than buy a primary residence within a 75-mile radius of their new job location, TWA will reimburse the actual fees charged by the real estate broker up to the standard amount for such fees in the area. The transferee may apply for reimbursement by processing Form G-118 Expense Report as described earlier under "Expense Reimbursements/Payments."

LEASE CANCELLATION REIMBURSEMENT
--------------------------------
     Transferees whose current primary residence is a rental dwelling may not be able to cancel their lease without financial penalty. In such cases, TWA will reimburse lease settlement charges up to three months' rent. Supporting receipts and documentation must accompany the expense report. The transferee may apply for reimbursement by processing Form G-118 Expense Report as described earlier under "Expense Reimbursements/Payments."

SHIPMENT OF HOUSEHOLD GOODS
---------------------------
     Although transferees are offered van line service, those who choose to move their own households rather than use the van line selected by TWA will be reimbursed for the cost of van or truck rental, fuel and tolls. No reimbursement will be made for costs of labor, insurance, packing or enroute expenses.

     For those transferees who choose to use van line service, TWA will arrange for and cover the cost of shipment of up to 15,000 pounds of personal household goods and personal belongings, including charges for packing and unpacking, shipping, insurance and, if necessary, up to 30 days' storage. The van line will require payment in cash, money order, or certified check for any charges not authorized by TWA, such as excess weight or storage charges beyond 30 days.

     Arrangements will be handled by TWA's Materials Management section at MCI, telephone 816-891-4167, longline code MCIFDTW. Materials Management will select a moving company. The moving company selected by Materials Management will contact the transferee to arrange for a meeting in the home, at which time they will estimate the weight of the shipment and establish move date(s). Transferees may initiate their household goods shipment by direct entry from a PARS terminal into the DRS (Direct Reference System) as follows:

        GM/MNT/MHS/59/18 .... lst page   GM/MNT/MHS/59/32 .... 2nd page

TWA FLIGHT DISPATCH OFFICER AND ASSISTANT FLIGHT DISPATCH OFFICER
RELOCATION POLICY
                        ..... PAGE 5




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

     All blanks must be filled in, including transferee's full name and payroll register number, and the teletype code of the approving authority (organizational level "C" or higher) who approved the transferee's Letter of Commitment.

NOTE:
-----
     * Transporting and care of pets is the employee's responsibility.
     * Even though van lines do their best to meet both pickup and delivery dates, they will not always pick up the goods on the requested date, particularly during their peak season. The employee should allow some time for delay with regard to the date the property must be vacated.
     * TWA will authorize normal appliance service at origin only. (Normal appliance service includes preparation for shipment of water bed, clothes washer and dryer, and automatic ice-maker in refrigerator.)
     * TWA does not pay for the disassembly, reassembly, or setting up of outdoor items such as playhouses, slides, swing set, collapsible swimming pools, etc. Neither does TWA pay for indoor items such as hobby equipment, home workshops, photographic darkrooms, radio shacks, etc.

     Further instructions and precautions for effecting a household shipment are attached as Appendix A.

HOME SALE ASSISTANCE
--------------------
     To assist the transferee with the cost of selling his/her primary residence at the former location, after the sale closing, TWA will reimburse for the following reasonable and actual closing costs not to exceed 10% of the sale price of the home, to a maximum of $50,000:

     * Sales commission or broker's fee paid to authorized real estate agency.
               NOTE: As an alternative to reimbursement of sales commission or broker's fee paid to an authorized real estate agency, the transferee who chooses to sell his/her home without using the services of a Realtor will be given a lump sum allowance in an amount equal to 5% of the sale price of the home.

     *    Seller's attorney's fees.
     *    Mortgage prepayment penalty.

     In addition, TWA will reimburse up to $2,000 for incentives provided at the discretion of the seller to encourage home sale (e.g., bonus to selling agent, home owner's warranty for the buyer, participation in buyer's closing costs, home improvement).

     The transferee may apply for this reimbursement by processing Form G-118 Expense Report as described earlier under "Expense Reimbursements/Payments." Supporting receipts and documentation,
                                --------------------------------------
     including the standard HUD statement, must accompany the expense
     ----------------------------------------------------------------
     report.
     ------

TWA FLIGHT DISPATCH OFFICER AND ASSISTANT FLIGHT DISPATCH OFFICER
RELOCATION POLICY
                        ..... PAGE 6




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

DUPLICATE CARRYING COSTS
------------------------
     Transferees who are actively attempting to sell their home through a Realtor may be reimbursed for the following expenses, as applicable, of maintaining the lesser of either their former or new residence to a maximum of $1,000 per month for the first three
     (3) months following job transfer, to a maximum of $750 per month for the next three (3) months, and to a maximum of $500 per month for the next six (6) months following job transfer:

     *    First mortgage interest (not principal).
     *    Real estate taxes.
     *    Hazard/homeowners insurance on property.
     *    Utilities.
     *    Rent.

     Carrying cost reimbursement will not begin until the transferee has purchased or leased (on a long term basis) residence property at the new location. Reimbursement may be obtained by submitting Form G-118 Expense Report with appropriate documentation for both former and new residences including receipts, copy of agreement with listing broker, and a lease or closing statement on the new residence. The approved expense report may be processed as described earlier under "Expense Reimbursements/Payments."

HOME MANAGEMENT ASSISTANCE IN LIEU OF HOME SALE ASSISTANCE
----------------------------------------------------------
     Transferees who own their primary residence in their current location and who plan to move their primary residence to their new location but choose not to sell their current home may elect home management assistance in lieu of home sale assistance.
     Compensation will be three annual payments of $1,500 each.

     To obtain payment, an expense report containing departmental approval within normal limits of authority must be submitted annually to TWA's Director - Compensation, Level 5, KCAC. The second annual payment request may be submitted on the first anniversary of the first payment, and the third annual payment request may be submitted on the second anniversary of the first payment. Documentation supporting continued ownership (e.g., current tax receipt) must be submitted with the expense report.

AUTOMOBILE EXPENSES
-------------------
     One automobile may be shipped or driven to the new location at TWA's expense, as described below. No shipment or expense allowance is provided for a second car.

     Automobile Shipment
     -------------------
          On moves exceeding 1,200 miles, the transferee may arrange to have his/her car shipped via a TWA over-the-road truck on a space available basis. Delivery normally occurs within two to three weeks. To arrange car shipment, the new supervisor must send a teletype message to MCIFDTW (Materials Management at MCI, telephone 816-891-4167) giving the following information:

TWA FLIGHT DISPATCH OFFICER AND ASSISTANT FLIGHT DISPATCH OFFICER
RELOCATION POLICY
                        ..... PAGE 7




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

     * Employee's name, payroll number, current address, and office and residence telephone numbers (including area codes).

     *    Location and address to which the employee is transferring.

     * Year, make, color and license plate number of car to be shipped.

     * EXACT DATE when car will be at the TWA facility for shipment.

     Mileage Allowance
     -----------------

          On moves under 1,200 miles or if the transferee elects to drive the car instead of shipping, mileage allowance reimbursement shall be at the rate of $.20 per mile for the most direct AAA mileage route between the transferee's former and new job cities. Form G-118 Expense Report may be processed as described earlier under "Expense Reimbursements/Payments." The AAA mileage should be indicated under item #30 on the Expense Report.

INCOME TAX REPORTING
--------------------

     Under Federal, State and some local income tax laws, certain relocation allowances and expense reimbursements received by transferring employees are considered earned income and must be reported to taxing authorities by TWA. Amounts paid to or for a transferee for these items will be reported on Form W-2 or other tax form as required. Transferees are encouraged to contact their own tax consultants since some expenses in these categories may be deductible from income for tax purposes. Transferees are encouraged to retain receipts for expenses they may incur in connection with their relocation to assure they are able to take maximum advantage of any allowable deductibles. Transferees may also wish to obtain and review IRS publication 521 which describes Federal tax law applicable to relocation expenses.










TWA FLIGHT DISPATCH OFFICER AND ASSISTANT FLIGHT DISPATCH OFFICER
RELOCATION POLICY
                        ..... PAGE 8




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

                               APPENDIX A
                               ----------

                      Shipment of Household Goods
                      ---------------------------
                      Instructions and Precautions
                      ----------------------------


1.   VAN LINES
     ---------
     The Interstate Commerce Commission requires van lines to provide each customer with a pamphlet entitled "Summary of Information for Shippers of Household Goods" which explains the customer's responsibilities and the van line's liabilities. The pamphlet should be carefully read before the move. A customer's failure to
                         ----
     comply with responsibilities and duties outlined therein could jeopardize his/her rights to recover damages resulting from mishandling by the carrier.

2.   INSURANCE
     ---------
     The household shipment is released to the van line at $.60 per pound per article. TWA will not pay for any additional insurance shown on the bill of lading. TWA insurance automatically supplements the van line's insurance up to $50,000.

     The van line will insure the entire shipment, to the described limit, with the following exceptions:

          a. Accounts, bills, deeds, evidence of debt. currency, letters of credit, passports, railroad or other tickets, money, notes, securities, bullion, precious stones, philatelic or numismatic property. (Note that TWA does not insure shipment of these items.)
          b. Automobiles, motorcycles, boats over 16 feet in length, animals. (Note that TWA neither pays for shipment of nor insures shipment of these items.)

     You may, at your own expense, insure the items described in a. and
     b. above under a separate 'marine floater' type of policy.

3.   PACKING AND LOADING
     -------------------
     Van lines charge separately for the packing of containers, the packing of the goods at origination, and the unpacking of the goods at destination. TWA will pay these charges. Transferees may, however, wish to unpack their own goods. To prevent overcharging, the quantity and size of containers unpacked by the customer must be indicated on the van line bill of lading.

     The van driver uses an inventory sheet to list each piece of furniture, each appliance and each container by type and size in cubic feet. Overseeing of the inventory sheet may be the most
                  -------------------------------------------------
     important precaution of the entire move. The driver will usually
     ---------------------------------------
     enter code letters indicating the condition of the furniture and appliances; i.e., marred, scratched, gouged, rubbed, cracked, soiled, torn, etc. The customer must challenge any false or exaggerated description. If the driver will not change it, the customer must note his/her protest on the inventory sheet. The customer must also assure that the quantity of containers packed matches the quantity listed on the inventory sheet. All copies of the inventory sheet should be signed by the customer and the driver.


APPENDIX A    ....................................         PAGE 1



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

                               APPENDIX A
                               ----------

                      Shipment of Household Goods
                      ---------------------------
                      Instructions and Precautions
                      ----------------------------

     The customer must tell the van line representative the date delivery is desired at destination, and make sure the date is
                                             ---------------------
     inserted on the bill of lading.  If the goods cannot be delivered
     ------------------------------
     by the date specified, the van line is required to notify the customer, so the customer must advise the representative of his/her local contact. If extra expenses are incurred because of late delivery, retain receipts and forward them to the van line destination agent. Standard reimbursement is reasonable lodging and 50% of meal expenses.

     The customer should carry any valuables personally. Appraisals should be made of any antique furniture, paintings, or oriental rugs going into the van. The shipper will need this appraisal as evidence if a claim is filed.

4.   UNPACKING AND UNLOADING
     -----------------------
     One person should count the containers coming off the van, and another should check furniture and other items for damage. If the customer unpacks any or all of the goods, write on the bill of lading the quantity and size of the containers to be unpacked, with the notation "SUBJECT TO FURTHER INSPECTION FOR CONCEALED LOSS OR DAMAGE." If damage is found during the unpacking process, leave the damaged item in the container and contact the van line representative immediately.

5.   LOSS AND DAMAGE
     ---------------
     The customer should not sign the inventory sheet or bill of lading until any loss or damage has been noted or the notation "SUBJECT TO FURTHER INSPECTION FOR CONCEALED LOSS OR DAMAGE" has been written on the bill of lading. The customer's failure to describe loss or damage on the inventory sheet or bill of lading could relieve the van line of liability for loss or damage subsequently discovered.

6.   CLAIMS AND CARRIER LIABILITY
     ----------------------------
     The customer must file any claim for loss or damage in writing with the van line within nine months after delivery. Van line tariffs typically require that the carrier be immediately notified of all claims for concealed and/or external damage and be given reasonable opportunity to inspect alleged external damage or concealed damage in original package. Further, typically the carrier's liability shall not exceed the cost of repairing or replacing the property lost or damaged with materials of like kind and quality not exceeding the actual cash value of the property at the time and place of loss, with due allowance for depreciation or deterioration howsoever caused; and the carrier shall not be liable for loss or damage occurring after the property has been delivered to or receipted for by the consignee or shipper, or the authorized agent of either.





APPENDIX A    ......................................         PAGE 2




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

                              LETTER OF COMMITMENT
                              --------------------




To:  Director - Compensation
     Trans World Airlines, Inc.
     P.O. Box 20007
     Kansas City, Missouri  64195



Subject:  Relocation Commitment
          ---------------------

This will confirm that I am a transferee from the STL Flight Dispatch Office to the ______________________________________________________
and that I am eligible for relocation provisions as specified in the TWA Flight Dispatch Officer and Assistant Flight Dispatch Officer Relocation Policy.

I understand that all costs incurred by TWA in connection with my relocation are reimbursable to TWA if I voluntarily leave TWA's employ or if I voluntarily remove myself from the Flight Dispatch Officer or the Assistant Flight Dispatch Officer position less than eighteen (18) months from the date of my job transfer. If I voluntarily leave TWA's employ or a TWA Flight Dispatch Officer or the Assistant Flight Dispatch Officer position within that eighteen month period, I will repay TWA for the costs of my relocation as follows:



                                                     Proportion of
  Months of service completed at new location      relocation costs
       prior to voluntary termination or           to be repaid to
                voluntary demotion                       TWA
  -------------------------------------------      -----------------

      Less than three months                             100%
      Three or four months                                83%
      Five or six months                                  72%
      Seven or eight months                               61%
      Nine or ten months                                  50%
      Eleven or twelve months                             39%
      Thirteen or fourteen months                         27%
      Fifteen or sixteen months                           16%
      Seventeen or less than eighteen months               5%







LETTER OF COMMITMENT....................................    PAGE 1

                              (Continued)



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

TWA is authorized to withhold part or all of any amounts which may be due to TWA, as described above, from any salary, expense or other payments that may otherwise be due to me upon my voluntary separation from TWA or my voluntary removal from the Flight Dispatch Officer or the Assistant Flight Dispatch Officer position.




                                Name:____________________________________
Current Primary Residence                       (Please print)
(Former Location):
                                        Signature:_______________________
______________________________
(No. and Street)                        Title:___________________________


                                        Transfer Effective:______________
______________________________
(City and County)                       Payroll Register Number:_________

                                        New Location:
______________________________
(State and Zip Code)

                          Immediate Supervisor's Name:___________________

Department Head Approval: _______________________________________________
Corporate Officer (Level C) or higher        Print Name
                          _______________________________________________
                                         Signature
                          _______________________________________________
                                         Title


                Approved: _______________________________________________
                                         Director Labor Relations





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3/1/99                                                            Page 73

                     LETTER OF AGREEMENT NO. 19
                              between
                     TRANS WORLD AIRLINES, INC.
                                and
                   FLIGHT DISPATCH OFFICERS AND
                 ASSISTANT FLIGHT DISPATCH OFFICERS
                         in the service of
                     TRANS WORLD AIRLINES, INC.
                         as represented by
            TRANSPORT WORKERS UNION OF AMERICA, AFL-CIO



                   PREPARATION OF WORK SCHEDULES


This will confirm our agreement concerning the preparation of work schedules.

The preparation of Flight Dispatch Officer work schedules and vacation bid awards shall be handled by Flight Dispatch Officer Bargaining Unit personnel. Such work shall be accomplished on Company time. Policies and procedures pertaining to the work schedules, staffing levels, vacation bids and awards remain the sole prerogative of management. The work schedule and vacation bids as developed by the Bargaining Unit personnel shall be presented to management for approval at least three
(3) days in advance of the required publication/posting date.

If the foregoing correctly reflects your understanding of agreement, please sign where indicated below.



AGREED AND ACCEPTED:

/s/                                   /s/

____________________________          _________________________________
By:  Michael Bakalo                   Terry L. Hayes
Vice President International          Director, Labor Relations
Transport Workers Union




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

                      PARTICIPATIVE MANAGEMENT
                      ------------------------


The Company is committed to a radical redesign of its processes, organization, and culture to deliver the optimal product to the traveling public. The Company believes that employee participation in its long range and strategic planning and day-to-day operational decision making is the foundation of its re-engineering efforts. The free flow of information in an open decision-making process with participation by all parties is the cornerstone of Management's commitment.

The Company is committed to a re-engineering of the management structure so as to eliminate unnecessary levels of management focusing decision making authority for all purposes at that level of the organization where the necessary knowledge resides and where implementation takes place. To the extent required, the Company will amend its Management Policies and Procedures Manual to reflect this structure.


A.  FILLING OF POSITIONS IN FLIGHT OPERATIONS

          The Company will amend its Management Policies and Procedures Manual, to the extent required, to provide for the timely posting on office bulletin boards of all open positions up to and including the Director level within Flight Dispatch, including the General Manager-Flight Operations. When such postings are made, the Company will also inform the TWU and will solicit comments and recommendations from the TWU on candidates for the open position(s).


B.  PRODUCTIVITY TASK FORCE

          The Company will amend its Management Policies and Procedures Manual to provide for the continuation of the Productivity Task Force as in place on the date of this Agreement. The Productivity Task Force will have broad authority to request information and investigate waste and inefficiencies. Recommendations of the Productivity Task Force will be promptly reviewed and acted upon by the Company.


C.  PARTICIPATIVE MANAGEMENT EDUCATION

          The Company will provide training, including seminars or other educational opportunities, for the Company's management relating to employee participation. All of the Company's management personnel will be required to attend such training within twelve months. TWU will require TWU representatives serving on the Task Force Committees or Productivity Task Force to attend such training on a similar basis. These seminars will be consistent with the Policy Statement and will be reasonably acceptable to the TWU and the Company. TWU and the Company will pay the respective cost of attendance for their representatives.


D.  MANAGEMENT CONSULTANT

          By March 31, 1995, the Company will retain a management consulting firm to fully review and analyze the Company's management structure. The members of the Task Force will be entitled to meet regularly with this firm following its retention and to review its results prior to implementation.



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

E.  EMPLOYEE INCENTIVE PROGRAMS

          The Company, through the Task Force, agrees to implement incentive programs which reward employees for suggestions or job performance which increase the efficiency and productivity of the Company.

F.  ENFORCEMENT

          The Company's Management Policies and Procedures Manual will be amended to prohibit taking any disciplinary or discriminatory action against any employee because of such employee's participation on any Task Force, Committee or the Productivity Task Force or because of such employee's suggestions regarding or criticism of the Company's management.






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